                                                                  Exhibit 10.1.1

                          SECOND AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT


                                  dated as of


                               October 22, 1999


                                    BETWEEN


                                PECO II, Inc.,
                                   Borrower


                                      AND


                         THE HUNTINGTON NATIONAL BANK,
                                    Lender




Porter, Wright, Morris & Arthur
41 South High Street
Columbus, Ohio 43215

                               TABLE OF CONTENTS

1.   THE LOANS...............................................................................  1

     1.1.    The Revolving Loan and Borrowing Base...........................................  1
     1.2.    The Term Loan...................................................................  1
     1.3.    The Capex Loan..................................................................  1
     1.4.    The Draw Loan...................................................................  1
     1.5.    Pending Defaults................................................................  2

2.   ELIGIBILITY.............................................................................  2

     2.1.    Eligible Accounts...............................................................  2
     2.2.    Eligible Inventory..............................................................  3
     2.3.    Reserves........................................................................  4

3.   TERMS AND USES OF LOANS.................................................................  4

     3.1.    Interest Rates and Fees.........................................................  4
     3.2.    Collateral Audits...............................................................  4
     3.3.    Prepayment Fee..................................................................  4
     3.4.    Terms of Repayment..............................................................  5
     3.5.    Mandatory Prepayment or Reduction...............................................  5
     3.6.    Maturity of Loans...............................................................  5
     3.7.    Use of Proceeds.................................................................  5
     3.8.    Amendment and Restatement.......................................................  6
     3.9.    Increased Capital...............................................................  7
     3.10.   Maximum Charges.................................................................  7
     3.11.   Mortgages on Real Property......................................................  7
     3.12.   Security Interest in Assets of Apex Telecommunications Manufacturing, Inc.......  8

4.   SECURITY AGREEMENT......................................................................  8

     4.1.    Grant of Security Interest......................................................  8
     4.2.    Representations and Covenants Regarding the Collateral..........................  9
     4.3.    Lockbox and Collection of Accounts.............................................. 10
     4.4.    Cash Collection Account......................................................... 10
     4.5.    Application of Proceeds from Collection of Accounts; Setoff; Government Accounts;
             Perfection; Lien Notation....................................................... 11
     4.6.    Collateral Insurance............................................................ 11
     4.7.    Books and Records............................................................... 12
     4.8.    Collateral Administration....................................................... 12
     4.9.    Preservation and Disposition of Collateral...................................... 13
     4.10.   No Duty......................................................................... 13
     4.11.   Financing Statements............................................................ 13
     4.12.   Bank's Appointment as Attorney-in-Fact.......................................... 14
     4.13.   Remedies on Default............................................................. 15

5.   CONDITIONS PRECEDENT.................................................................... 16

     5.1.    Conditions Precedent to Initial Advances Under the Loans........................ 16
     5.2.    Conditions Precedent to Subsequent Advances Under the Revolving Loan............ 16
     5.3.    Conditions Precedent to Advance Under the Draw Loan............................. 16

6.   WARRANTIES AND REPRESENTATIONS.......................................................... 17

     6.1.    Corporate Organization and Authority............................................ 17
     6.2.    Borrowing is Legal and Authorized............................................... 17

     6.3.    Taxes...........................................................................  18
     6.4.    Compliance with Law.............................................................  18
     6.5.    Financial Statements; Full Disclosure...........................................  18
     6.6.    Litigation: Adverse Effects.....................................................  19
     6.7.    Solvency........................................................................  19
     6.8.    Government Consent..............................................................  19
     6.9.    Title to Properties.............................................................  20
     6.10.   No Defaults.....................................................................  20
     6.11.   Environmental Protection........................................................  20
     6.12.   Regarding the Accounts and Inventory............................................  21
     6.13.   Margin Loans....................................................................  21
     6.14.   Intellectual Property...........................................................  22

7.   BORROWER BUSINESS COVENANTS.............................................................  22

     7.1.    Payment of Taxes and Claims.....................................................  22
     7.2.    Maintenance of Properties and Corporate Existence...............................  22
     7.3.    Restriction on Fundamental Changes; Conduct of Business.........................  23
     7.4.    Sale of Assets..................................................................  23
     7.5.    Negative Pledge.................................................................  24
     7.6.    Indebtedness....................................................................  24
     7.7.    Contingent Obligations..........................................................  25
     7.8.    Loans and Advances, Investments.................................................  25
     7.9.    Management......................................................................  26
     7.10.   Acquisition of Capital Stock....................................................  26
     7.11.   Cash Dividends and Other Distributions..........................................  26
     7.12.   Transactions with Affiliates....................................................  26
     7.13.   Book Net Worth..................................................................  27
     7.14.   Leverage Ratio..................................................................  27
     7.15.   Current Ratio...................................................................  28
     7.16.   Capital Expenditures............................................................  28
     7.17.   Operating Lease Rentals.........................................................  28
     7.18.   Environmental Compliance and Indemnification....................................  28
     7.19.   Maintenance of Accounts.........................................................  29

8.   FINANCIAL INFORMATION AND REPORTING.....................................................  29

9.   DEFAULT.................................................................................  30

     9.1.    Events of Default...............................................................  30
     9.2.    Default Remedies................................................................  31

10.  MISCELLANEOUS...........................................................................  31

     10.1.   Notices.........................................................................  31
     10.2.   Access to Accountants...........................................................  32
     10.3.   Reproduction of Documents.......................................................  32
     10.4.   Costs and Expenses..............................................................  32
     10.5.   Survival, Successors and Assigns................................................  32
     10.6.   Amendment and Waiver, Duplicate Originals.......................................  33
     10.7.   Accounting Treatment and Fiscal Year............................................  33
     10.8.   Enforceability and Governing Law................................................  33
     10.9.   Confidentiality.................................................................  34
     10.10.  Waiver of Right to Trial by Jury................................................  34
     10.11.  Warrant of Attorney.............................................................  34
     10.12.  Advertising.....................................................................  35

     10.13.  No Consequential Damages........................................................  36
     10.14.  Indemnity.......................................................................  36

11.  DEFINITIONS.............................................................................  36

     11.1.   Uniform Commercial Code Terms...................................................  36
     11.2.   Accounting Terms................................................................  37
     11.3.   Other Definitional Provisions...................................................  37



Exhibits and Schedules

          Exhibit A-1    Revolving Note
          Exhibit A-2    Term Note
          Exhibit A-3    Capex Note
          Exhibit A-4    Draw Note
          Exhibit B      Schedule of Permitted Encumbrances
          Exhibit C      Schedule of Business Locations
          Schedule 5.1   Conditions Precedent to Initial Disbursement
          Schedule 6.6   Schedule of Litigation and Pending or Threatened Claims
          Schedule 6.14  Schedule of Intellectual Property
          Schedule 7.7   Schedule of Contingent Obligations

                          SECOND AMENDED AND RESTATED
                          ---------------------------
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------


     This Second Amended and Restated Loan and Security Agreement (this "Agreement") is entered into at Galion, Ohio, between The Huntington National Bank, a national banking association (the "Bank") and PECO II, Inc., an Ohio corporation (the "Borrower") as of the 22/nd/ day of October, 1999.

1.   The Loans

     The Bank, subject to the terms and conditions hereof, will extend credit to the Borrower up to the aggregate principal sum of $21,215,000.00 (the "Loans").


1.1. The Revolving Loan and Borrowing Base.

     The Bank will extend a revolving credit facility to the Borrower under which the Bank shall make, subject to the terms and conditions hereof, loans and advances on a revolving basis up to the principal sum of $10,000,000.00 (the "Revolving Loan"). The principal balance of the Revolving Loan at no time shall exceed an amount equal to the sum of (i) up to 50% of Eligible Inventory; plus
(ii) up to 80% of Eligible Accounts (collectively the "Borrowing Base"). The Bank, in its sole discretion, reserves the right upon notice to the Borrower to increase or decrease the foregoing percentages or the maximum dollar amount attributable to Eligible Inventory.

1.2. The Term Loan.

The Bank, subject to the terms and conditions hereof, will extend to the Borrower a term loan facility up to the principal sum of $1,215,000.00 (the "Term Loan").

1.3. The Capex Loan.

     The Bank, subject to the terms and conditions hereof, will extend to the Borrower a term loan facility up to the principal sum of $5,000,000.00 (the "Capex Loan").

1.4. The Draw Loan

     The Bank, subject to the terms and conditions hereof, will extend to the Borrower a draw loan facility up to the principal sum of $5,000,000.00. Subject to the terms and conditions hereof and the additional limitations set forth herein, no advances shall be made under the Draw Loan after April 29, 2001.

1.5. Pending Defaults.

     The Bank shall have no obligation to advance or readvance any sums pursuant to the Loans, at any time when a set of facts or circumstances exists that, by itself, upon the giving of notice, the lapse of time, or any one or more of the foregoing, would constitute an Event of Default under this Agreement (a "Pending Default").


2.   Eligibility

2.1. Eligible Accounts.

     The term "Eligible Accounts" means the portion of the Borrower's accounts arising in the ordinary course of the Borrower's business from the sale of goods or services to an individual, partnership, corporation, limited liability company or other entity (an "Account Debtor) that the Bank determines in its sole discretion, based on credit policies, market conditions, the Borrower's business and other criteria, is eligible. An account shall not be deemed an Eligible Account unless such account is subject to the Bank's perfected first priority security interest and no other lien, encumbrance, or security interest, is evidenced by an invoice or other documentary evidence satisfactory to the Bank, is unconditionally due and payable in U.S. dollars to the Borrower from the Account Debtor and conforms to the warranties regarding the accounts contained in this Agreement. Without limiting the generality of the foregoing, no account shall be an Eligible Account if:

     (a) the account is due and payable more than 30 days after the date of the original invoice therefor or is more than 60 days past-due;

     (b) the account arises from uncompleted performance on the part of the Borrower, constitutes a progress billing or advance billing, is a "bill and hold," guaranteed sale, sale and return, or other repurchase or return basis, or, if involving a sale of goods, all such goods have not been lawfully shipped and invoiced to the Account Debtor, (or if requested by the Bank, copies of all invoices, together with all shipping documents and delivery receipts evidencing such shipment have not been delivered to the Bank);

     (c) the Account Debtor is the United States of America, or any state, or any department, agency, instrumentality or subdivision thereof;

     (d) the account is subject to any dispute, prior assignment, claim, lien, subrogation rights or security interest, or subject to any levy or setoff;

     (e) the account is subject to any credit, contra account, allowance, adjustment, return of goods, or discount or the Account Debtor is also the Borrower's creditor or supplier (collectively a "Contra"), provided, however, that unless the Account Debtor has asserted a

Contra, if the amount of the account exceeds the amount of the Contra, such excess shall be considered for eligibility if such excess is not otherwise excluded by this Section 2.1;

     (f)  the account arises from an Affiliate;

     (g) the Account Debtor is subject to bankruptcy, receivership or similar proceedings or is insolvent;

     (h) the account is evidenced by any chattel paper, promissory note, payment instrument or written agreement or arises from a consumer;

     (i) the account arises from a sale to an Account Debtor outside the United States or Canada (excluding Quebec), unless (A) the payment for such account is assured by an irrevocable letter of credit, such letter of credit is from a financial institution acceptable to the Bank, the same has been assigned to the Bank and the original has been delivered to the Bank or the same has been confirmed by a financial institution acceptable to the Bank and is in form and substance acceptable to the Bank, payable in the full amount of the account in United States dollars at a place of payment located within the United States, or
(B) the payment for such account is insured by foreign credit insurance acceptable to the Bank, which has been collaterally assigned to the Bank in form satisfactory to the Bank, and the Bank has been named beneficiary with respect thereto;

     (j) the account arises from an Account Debtor to whom goods are shipped on a "cash on delivery" or C.O.D. basis;

     (k) the account arises from an Account Debtor who has more than 50% of its accounts in dollar value or in number of accounts with the Borrower more than 60 days past due; or

     (l) the Bank has notified the Borrower that the account or the Account Debtor is unsatisfactory or unacceptable (which the Bank reserves the right to do in its sole discretion at any time).

2.2. Eligible Inventory.

     The term "Eligible Inventory" means that portion of the Borrower's inventory on which the Bank has a first and exclusive perfected security interest and that the Bank determines in its sole discretion from time to time, based on credit policies, market conditions, the Borrower's business and other matters, is eligible for use in calculating the Borrowing Base. For purposes of determining the Borrowing Base, Eligible Inventory shall not include (a) work in process, (b) slow-moving, obsolete or discontinued inventory, (c) supply items, packaging, or the freight portion of raw materials, (d) inventory in the control of a third person for processing, storage, or otherwise unless the Borrower shall have obtained and delivered to the Bank, a bailee's waiver or secured party of bailee's waiver, in form satisfactory to the Bank, the original documents or other instruments evidencing such inventory, or such other agreements or other documents the Bank shall require in its sole and absolute discretion, (e) consigned inventory, (f) inventory in transit, (g) inventory associated with any contract of which the Borrower has knowledge that the same may be subject to cancellation or a material adverse development, (h) inventory located outside the United States or (i) inventory associated with any contract to the extent that progress or advance payments are received from the Account Debtor such that such inventory is identified to such contract. All inventory shall be valued at the lesser of cost (on a FIFO basis) or market.

2.3. Reserves.

     The Bank reserves the right to deduct from any advances to be made hereunder such amounts as the Bank may deem proper and necessary, in its sole discretion, for the issuance of any letters of credit for the account of the Borrower, to establish reserves for the creditworthiness of any Account Debtor, price adjustments, returned inventory, slow moving inventory, market fluctuations in the value of inventory, the payment of taxes or contingent liabilities, customer advances and deposits, payment of interest, fees, and expenses payable under this Agreement or any other agreement in favor of the Bank, and such other purposes as the Bank may deem appropriate.

3.   Terms and Uses of Loans.

3.1. Interest Rates and Fees.

     The Borrower agrees to pay the Bank each month interest on the unpaid balance of the Loans at the rates of interest set forth in the promissory note or notes evidencing the Loans.

3.2. Collateral Audits.

     The Bank shall have the right, in the sole discretion of the Bank, to conduct audits of the Borrower, and the Borrower will provide access to all of its books and records and such other information which the Bank deems necessary to evaluate the status of the Loans or of the Collateral. In connection with any audits performed after the occurrence, and during the continuance, of a Pending Default, the Borrower will pay to the Bank a fee equal to $650.00 per day per auditor, in addition to all out-of-pocket expenses of such auditors. Such audit fees and expenses shall be payable by the Borrower upon demand.

3.3. Prepayment Fee.

     The Borrower shall have the option at all times to permanently cancel or prepay the Revolving Loan, the Term Loan, the Capex Loan and the Draw Loan, in whole, by providing to the Bank 60 days prior written notice of the effective date and amount of such cancellation or prepayment, subject to the terms and conditions of this paragraph. The Borrower shall not cancel or prepay the Revolving Loan without a simultaneous cancellation or prepayment of the Term Loan, the Capex Loan and the Draw Loan. In addition, on the effective date of any such cancellation and/or prepayment of any portion of the Loans prior to April 30, 2001, the Borrower shall pay to the Bank a cancellation/prepayment fee equal to one percent (1%) of the sum of (a) the maximum principal balance of the Revolving Loan to be cancelled or prepaid, plus (b) the actual outstanding principal balance of the Term Loan to be cancelled or prepaid, plus (c) the actual outstanding principal balance of the Capex Loan to be cancelled or prepaid, plus (d) the maximum principal balance of the Draw Loan to be cancelled or prepaid.

3.4. Terms of Repayment

     The Loans shall be evidenced by commercial promissory notes or by one or more commercial promissory notes subsequently executed in substitution therefor, each in substantially the form set forth in Exhibits A-1, A-2, A-3 and A-4
                                            ------------------------------
attached hereto. Repayment of the Loans shall be made in accordance with the terms of the commercial promissory notes then outstanding pursuant to this Agreement.

3.5. Mandatory Prepayment or Reduction.

     If the Borrower fails to maintain, as minimum security for the Revolving Loan, Eligible Inventory and Eligible Accounts having an aggregate value such that the Borrowing Base will equal or exceed the aggregate unpaid principal balance of the Revolving Loan, then the Borrower shall immediately pay to the Bank the difference between the aggregate unpaid principal balance of the Revolving Loan and the Borrowing Base.

3.6. Maturity of Loans

     If the Bank, in its sole and absolute discretion, determines not to renew or extend the maturity of the Revolving Loan, then the Term Loan, the Capex Loan and the Draw Loan shall be due and payable at the maturity of the Revolving Loan.

3.7. Use of Proceeds

     The net proceeds of the Revolving Loan will be used to provide for working capital requirements of the Borrower and for any other lawful business purpose in the Borrower's business. The net proceeds of the Term Loan were used to finance the purchase of new equipment. The net proceeds of the Capex Loan were used to finance the acquisition of substantially all of the assets of EDA Industries, Inc. and for other lawful business purposes in the Borrower's business. The net proceeds of the Draw Loan shall be used to finance the purchase of machine tools to be used in the ordinary course of the Borrower's business.

3.8. Amendment and Restatement.

     The indebtedness and obligations evidenced by this Agreement and all instruments, agreements, and documents executed in connection herewith constitute an amendment, renewal, and restatement (and not a novation) of all indebtedness and obligations of the Borrower evidenced by a certain Loan and Security Agreement between the Borrower and the Bank dated December 21, 1988, together with all amendments and modifications thereto from time to time (collectively, the "1988 Loan Agreement") and by a certain Amended and Restated Loan and Security Agreement between the Borrower and the Bank dated May 15, 1998, together with all amendments and modifications thereto from time to time (collectively, the "1998 Loan Agreement") (the 1988 Loan Agreement and the 1998 Loan Agreement are hereinafter collectively referred to us the "Existing Loan Agreement"), all promissory notes, instruments, security agreements, collateral assignments, mortgages, deeds of trust, uniform commercial code financing statements or equivalent perfection documents, and any other document, agreement, waiver or other instrument executed in connection therewith (collectively the "Existing Loan Documents") and shall remain in full force and effect except to extent modified by this Agreement. All Uniform Commercial Code financing statements, fixtures filings, and all security agreements and/or collateral assignments executed and delivered to the Bank in connection with the Existing Loan Agreement or the Existing Loan Documents shall remain in full force and effect in all respects as if the indebtedness and obligations secured and perfected with respect to such Uniform Commercial Code financing statements, security agreements, mortgages, collateral assignments had been payable originally as provided by this Agreement and by the instruments, agreements and documents executed in connection herewith. The terms and conditions of this Agreement and the Bank's rights and remedies hereunder, shall apply to all of the obligations incurred under the Existing Loan Agreement and the Existing Loan Documents. It is expressly understood and agreed by the parties hereto that this Agreement is in no way intended to constitute a novation of the obligations and liabilities existing under the Existing Loan Agreement or evidence payment of all or any of such obligations and liabilities. The Borrower reaffirms the security interest and liens granted to the Bank pursuant to each of the Existing Loan Documents executed by the Borrower, which security interests and liens shall continue in full force and effect during the terms of this Agreement and any renewals thereof and shall continue to secure the Obligations identified in such Existing Loan Documents. All references to the Existing Loan Agreement in the Existing Loan Documents shall be deemed to refer to this Agreement. If any inconsistency exists between this Agreement and the Existing Loan Agreement, the terms of this Agreement shall prevail. Nothing contained in this Agreement or in any security agreement, assignment, collateral assignment, mortgage or other document or instrument executed contemporaneously herewith shall be deemed to satisfy or discharge the indebtedness evidenced by the Existing Loan Agreement or the Existing Loan Documents (this being an amendment and restatement only) or terminate the security interests, assignments, mortgages, financing statements, fixture filings, or other documents or instruments previously executed and delivered granted to the Bank prior to the date hereof.

3.9. Increased Capital.

     If after the date hereof the Bank determines that (i) the adoption or implementation of or any change in or the interpretation or administration of any law or regulation or any guideline or request from any central bank or other governmental authority or quasi-governmental authority exercising jurisdiction, power or control over the Bank or banks or financial institutions generally (whether or not having the force of law), compliance with which affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and (ii) the amount of such capital is increased by or based upon the making or maintenance by the Bank of any of the Loans, any participation in or obligation to participate in the Loans or other advances made hereunder or the existence of any obligation to make the Loans, then, in any such case, upon written demand by the Bank, the Borrower shall immediately pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank or such corporation therefor. Such demand shall be accompanied by a statement as to the amount of such compensation and include a summary of the basis for such demand with detailed calculations. Such statement shall be conclusive and binding for all purposes, absent manifest error.

3.10.  Maximum Charges.

       In no event whatsoever shall the interest rate and other charges hereunder exceed the highest rate permissible under law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event such a court determines that the Bank has received interest or other charges hereunder in excess of the highest rate applicable thereto, the Bank shall promptly refund such excess amount to the Borrower, and the provisions hereof shall be deemed amended to provide for such permissible rate.

3.11.  Mortgages on Real Property.

       As additional security for the Loans, the Borrower shall grant to the Bank mortgages and assignments of rent with respect to all real property of the Borrower, whether now owned or hereafter acquired, the liens of which mortgages and assignments of rent shall be subject only to the lien of unpaid real estate taxes, the lien of a certain mortgage in favor of First Federal Savings and Loan of Galion recorded at Volume 419, Page 05, Recorder's Office, Crawford County, Ohio, and those liens and encumbrances to which the Bank shall give its consent on or after this Agreement. Without limiting the generality of the foregoing, the Borrower shall execute and deliver to the Bank (a) a certain Open-End Mortgage, Assignments of Rents and Security Agreement - Fourth Amendment with respect to its real property in Crawford County, Ohio, thereby modifying that certain Open-End Mortgage, Assignment of Rents and Security Agreement in favor of the Bank dated December 21, 1998, and recorded December 27, 1998 in Mortgage Book 419, page 16, Recorder's Office, Crawford County, Ohio, and (b) a certain Open-End Mortgage, Assignment of Rents and Security Agreement - Third Modification Agreement with respect to its real property in Franklin County, Ohio, thereby modifying that certain Open-End Mortgage and Security Agreement in favor of the Bank, dated the 30th day of April, 1998, and recorded May 12, 1998, as Instrument Number 199805120115378, Recorder's Office, Franklin County, Ohio. The Borrower shall execute and deliver to the Bank such open-end mortgages, assignments of rent and security agreements, UCC financing statements, mortgage modification agreements and other documents and instruments as the Bank may deem necessary in order to accomplish the foregoing.

3.12.  Security Interest in Assets of Apex Telecommunications Manufacturing,
Inc.

     As additional security for the Loans, Apex Telecommunications Manufacturing, Inc., a wholly owned subsidiary of the Borrower, shall grant to the Bank a hypothecation security interest in all of its personal property to secure the prompt and full payment of the Obligations.


4.   Security Agreement

4.1. Grant of Security Interest.

     To secure the prompt payment and performance to the Bank of the Obligations, the Borrower hereby grants, pledges, conveys and assigns to the Bank continuing security interests in and lien upon the following property and interests in property, whether the Borrower's interest therein be as owner, co-owner, lessee, consignee, secured party or otherwise, and whether the same be now owned or existing or hereafter arising or acquired, and wherever located, together with all substitutions, replacements, additions and accessions therefor or thereto, all documents, negotiable documents, documents of title, warehouse receipts, storage receipts, dock receipts, dock warrants, express bills, freight bills, airbills, bills of lading, and other documents relating thereto, all products thereof and all cash and non-cash proceeds thereof including, but not limited to, notes, drafts, checks, instruments, insurance proceeds, indemnity proceeds, warranty and guaranty proceeds (herein the "Proceeds"): (a) all inventory including, but not limited to, all goods, merchandise and other personal property furnished under any contract of service or intended for sale or lease, all parts, supplies, raw materials, work in process, finished goods, materials used or consumed, and repossessed and returned goods (herein the "Inventory"); (b) all accounts, accounts receivable, contract rights, chattel paper, general intangibles, income or other tax refunds, proceeds of letters of credit, preference recoveries and all claims in respect of any transfers of any kind, instruments, negotiable documents, notes, drafts, acceptances and other forms of obligations, all books, records, ledger cards, computer programs, and other documents or property, including without limitation such items which are evidencing or relating to the accounts and inventory and including, but not limited to, any of the foregoing arising from or in connection with the sale, lease or other disposition of Inventory (herein the "Accounts"); (c) all machinery, equipment, tools, dies, molds, rolling stock, furniture, furnishings and fixtures including, but not limited to, all manufacturing, fabricating, processing, transporting and packaging equipment, power systems, heating, cooling and ventilating systems, lighting and communications systems, electric, gas and water distribution systems, food service systems, fire prevention, alarm and security systems, laundry systems and computing and data processing systems (herein the "Equipment"); (d) all trade names, trademarks, trade secrets, service marks, data bases, software and software systems, including the source and object codes, information systems, discs, tapes, customer lists, telephone numbers, credit memoranda, goodwill, patents, patent applications, patents pending, copyrights, royalties, literary rights, licenses and franchises (herein the "Intellectual Property"); (e) all investment property, including without limitation, securities, whether certificated or uncertificated, securities entitlements, securities accounts, commodities contracts and commodities accounts (herein the "Investment Property"); and (f) all deposit accounts, whether general, special, time, demand, provisional, or final, all cash or monies wherever located, any and all deposits or other sums at any time due to Borrower, any and all policies or certificates of insurance, goods, choses in action, cash and property, which now or hereafter are at any time in the possession or control of the Bank or in transit by mail or carrier to or from the Bank, or in the possession of any third party acting in the Bank's behalf, without regard to whether the Bank received the same in pledge for safekeeping, as agent for collection or transmission or otherwise, or whether the Bank has conditionally released the same (herein the "Deposits") (all of the Accounts, the Inventory, the Equipment, the Intellectual Property, the Investment Property, the Deposits and the Proceeds herein are collectively termed the "Collateral").

     The security interests hereby granted are to secure the prompt and full payment and complete performance of all Obligations to the Bank. "Obligations" means all loans, advances, indebtedness, debts, obligations, covenants, and duties owing, arising, due or payable from the Borrower to the Bank of any kind or nature, present or future, whether or not evidenced by any promissory note, note, draft, letter of credit, guaranty , instrument or document , whether arising under this Agreement or any of the other loan documents or otherwise and whether direct or indirect (including any acquired by assignment), absolute or contingent, primary or secondary, liquidated or unliquidated, due or to become due, now existing and arising hereafter and however acquired or incurred, (including principal, interest, late charges, collection costs, attorneys' fees and other amounts chargeable to the Borrower under this Agreement or under any other loan document), and any and all supplements, renewals of or substitutes
therefor.   The absence of any reference to this Agreement in any documents, instruments or agreements evidencing or relating to any Obligation secured hereby shall not limit or be construed to limit the scope or applicability of this Agreement.

4.2. Representations and Covenants Regarding the Collateral.

     The Borrower represents and warrants that except for the security interests granted hereby, any liens set forth in Exhibit B, and liens permitted by this
                                       ---------
Agreement, the Borrower is, or as to Collateral arising or to be acquired after the date hereof, shall be, the sole and exclusive owner, lessee, or licensee, as the case may be, of the Collateral, and the Collateral is and shall remain free from any and all liens, security interests, encumbrances, claims and interests, and no security agreement, financing statement, equivalent security or lien instrument or continuation statement covering any of the Collateral is on file or of record in any public office. The Borrower shall not create, permit or suffer to exist, shall take such action as is necessary to remove, any claim to or interest in or lien or encumbrance upon the Collateral except the security interest granted hereby and any liens or encumbrances set forth in Exhibit B,
                                                                   ---------
and shall defend the right, title and interest of the Bank in and to the Collateral against all claims and demands of all persons and entities at any time claiming the same or any interest therein. The Borrower shall (a) maintain its principal place of business and chief executive office at the address set forth in paragraph 10.1 of this Agreement, and the records concerning the Collateral shall be kept at that address unless the Bank shall give its prior written consent otherwise; (b) keep the Collateral at the locations set forth in Exhibit C attached hereto and maintain no other place of business or place where
---------
Collateral is located, except as shown in Exhibit C attached hereto; and (c)
                                          ---------
deliver to
the Bank at least thirty (30) days prior to the occurrence of any of the following events, written notice of such impending events: (i) a change in the principal place of business or chief executive office; (ii) the opening or closing of any place of business; or (iii) a change in name, identity or corporate structure.

4.3. Lockbox and Collection of Accounts.

     The Borrower shall cause all of its accounts to be collected through a lockbox arrangement with the Bank and shall execute a lockbox agreement in form and substance satisfactory to the Bank. The Borrower shall notify all existing Account Debtors to remit payments to the address specified in such lockbox agreement, and all invoices rendered after the date hereof shall bear such address. The Bank at any time after the occurrence of a Pending Default may notify Account Debtors on any Collateral that the Collateral has been assigned to the Bank and shall be paid to the Bank through the lockbox or otherwise. Upon request of the Bank at any time after the occurrence of a Pending Default, the Borrower agrees to notify such Account Debtors and indicate on all billings that the accounts are payable to the Bank.

4.4. Cash Collection Account.

     Upon the occurrence and during the continuance of a Pending Default, the collections through the lockbox arrangement shall be deposited into a cash collection account maintained with the Bank (the "Cash Collection Account"), over which the Bank alone shall have the power of withdrawal. Upon the occurrence and during the continuance of a Pending Default, if the Borrower makes collections on any of the Collateral, it shall hold in trust for the Bank the proceeds received from collections, and turn over all checks, drafts, cash and other remittances and proceeds to the Bank each business day in the exact form in which they are received, together with a collection report in form acceptable to the Bank. Said proceeds shall be deposited in the Cash Collection Account. The Bank in its discretion may apply the whole or any part of the collected funds on deposit in the Cash Collection Account against the principal or interest of the Loans or any other indebtedness or Obligations, and any portion of said funds on deposit in the Cash Collection Account which the Bank elects not to apply to the Obligations may be paid over and deposited by Bank to the Borrower's commercial account.

4.5. Application of Proceeds from Collection of Accounts; Setoff; Government Accounts; Perfection; Lien Notation.

     All amounts received by the Bank representing payment of Accounts or proceeds from the sale of Inventory or of the Collateral may be applied by the Bank to the payment of the Obligations in such order of preference as the Bank may determine. The Borrower also authorizes the Bank at any time, without notice, to appropriate and apply any balances, credits, deposits, accounts or money of the Borrower in the Bank's possession, custody or control to the payment of any of the Obligations whether or not the Obligations are due or matured. If any of the Accounts arise out of contracts with or orders from the United States or any department, agency or instrumentality thereof, the Borrower shall immediately (i) notify the Bank thereof in writing and (ii) execute any instrument and take any steps which the Bank deems necessary pursuant to the Federal Assignment of Claims Act of 1940, as amended (41 U.S.C. Section 15) in order that all money due and to become due under such contract or order shall be assigned to the Bank. The Borrower agrees to execute, deliver, file and record all such notices, affidavits, assignments, financing statements and other instruments as shall in the judgment of the Bank be necessary or desirable to evidence, validate and perfect the security interest of the Bank in the Accounts. If certificates of title are issued or outstanding with respect to any Inventory or Equipment, the Borrower will cause the interest of the Bank to be properly noted thereon at the Borrower's expense.

4.6. Collateral Insurance.

     The Borrower shall have and maintain insurance at all times with respect to all Inventory and Equipment insuring against risks of fire (including so-called extended coverage), explosion, theft, sprinkler leakage and such other casualties as the Bank may designate, containing such terms, in such form, for such amounts, for such periods and written by such companies as may be satisfactory to the Bank, and each such policy shall contain a clause or endorsement satisfactory to the Bank that names the Bank as additional insured and lender loss payee, as its interests may appear, that provides that no act, default or breach of warranty or condition of the insured or any other person shall affect the right of the Bank to recover under such policy or policies of insurance or to pay any premium in whole or in part relating thereto, and that provides for thirty (30) days' written minimum notice of cancellation or alteration to the Bank. The Borrower shall deliver to the Bank certified copies of all policies of insurance and evidence of the payment of all premiums therefor. The Borrower hereby irrevocably appoints the Bank (and any of the Bank's officers, employees or agents designated by the Bank) as attorney-in-fact in obtaining and canceling such insurance and in making, settling and adjusting all claims under such policies of insurance, endorsing any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance; provided, however, that the Bank shall not exercise the power of attorney granted by this section until and unless (a) an Event of Default shall have occurred or (b) an event of loss shall have occurred and the Bank in good faith deems that the Borrower is not diligently pursuing its claims. In the event of failure to provide insurance as herein provided, the Bank may, at its option, provide such insurance, and the Borrower shall pay to the Bank, upon demand, the cost thereof. Should said sum not be paid to the Bank upon demand, interest shall accrue thereon from the date of demand until paid in full at the highest rate set forth in any document or instrument evidencing any of the Obligations.

4.7. Books and Records.

     The Borrower shall (a) at all times keep accurate and complete records of the Collateral in accordance with GAAP, including without limitation, a perpetual inventory and complete and accurate stock records, and at all reasonable times and from time to time, shall allow the Bank, by or through any of its officers, agents, attorneys or accountants, to examine, inspect and make extracts from such books and records and to arrange for verification of the Collateral directly with Account Debtors or by other methods and to examine and inspect the Collateral wherever located, and (b) upon request of the Bank, provide the Bank with copies of agreements with, purchase orders from, and invoices to, the Account Debtors, and copies of all shipping documents, delivery receipts, and such other documentation and information relating to the Collateral as the Bank may require.

4.8. Collateral Administration.

     The Borrower (a) shall promptly perform, on request of the Bank, such acts as the Bank may determine to be necessary or advisable to create, perfect, maintain, preserve, protect and continue the perfection of any lien and security interest provided for in this Agreement or otherwise to carry out the intent of this Agreement, including, without limitation, (i) obtaining waivers or other similar documents reasonably necessary to permit the enforcement of the remedies of the Bank hereunder, (ii) delivering to the Bank warehouse receipts covering any portion of the Inventory located in warehouses and for which warehouse receipts are issued, (iii) transferring Inventory to warehouses designated by the Bank or leasing warehouses containing the Inventory to the Bank or its designee, (iv) delivering to the Bank copies, and originals upon the Bank's request, of all letters of credit on which the Borrower is named beneficiary, and (v) if any Inventory is at any time in the possession or control of a warehouseman, bailee or any agent, notifying such person of the Bank's lien and security interest in the Collateral and, upon the Bank's request, instructing such persons to hold all Collateral for the Bank's account subject to the Bank's instruction; (b) shall not (i) extend, amend or otherwise modify the terms of any Account, (ii) amend, modify or waive any term or condition of any contractual obligation related thereto or (iii) redate any invoice or sale or make sales on extended dating beyond that customary in the Borrower's industry; provided, however, that the Borrower may extend, amend or otherwise modify the terms of any Account in the ordinary course of business, if such extension, amendment, modification or waiver does not cause an Account to become or otherwise remain (but for such action) an Eligible Account; and (c) if there are any disputes with any of the Accounts, will notify the Bank promptly and resolve or settle such dispute at no expense or detriment to the Bank.

4.9. Preservation and Disposition of Collateral.

     The Borrower shall (a) obtain, prior to the placement of any Collateral in or upon any leased or mortgaged real property, a waiver from the lessor and/or the mortgagee, as the case may be, with respect to the rights (whether present or future) of the lessor or mortgagee with respect to that Collateral; (b) advise the Bank promptly, in writing and in reasonable detail, (i) of any material encumbrance or claim asserted against any of the Collateral; (ii) of any material change in the composition of the Collateral; and (iii) of the occurrence of any other event that would have a material adverse effect upon the aggregate value of the Collateral or upon the security interest of the Bank; (c) not sell or otherwise dispose of the Collateral, except for the Inventory as otherwise permitted by this Agreement; (d) keep the Collateral in good condition and shall not misuse, abuse, secrete, waste or destroy any of the same; and (e) not use the Collateral in violation of any statute, ordinance, regulation, rule, decree or order. At its option, the Bank may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral. The Borrower agrees to reimburse the Bank upon demand for any payment made or any expense incurred (including reasonable attorneys' fees) by the Bank pursuant to the foregoing authorization. Should said sum not be paid to the Bank upon demand, interest shall accrue thereon, from the date of demand until paid in full, at the highest rate set forth in any document or instrument evidencing any of the Obligations.

4.10.  No Duty.

       The Bank shall have no duty as to the collection or protection of Collateral or any income therefrom, nor as to the preservation of rights against prior parties, nor as to the preservation of any right pertaining thereto, beyond the safe custody of any Collateral in the possession of the Bank.

4.11.  Financing Statements.

       At the request of the Bank, the Borrower shall join with the Bank in executing, delivering and filing one or more financing statements in a form satisfactory to the Bank and shall pay the cost of filing the same in all public offices wherever filing is deemed by the Bank to be necessary or desirable. In addition, the Borrower hereby authorizes the Bank to file financing statements without the Borrower's signature that contain (a) a description of the Collateral, or (b) the following collateral description: "All of Borrower's assets now owned or hereafter acquired" or such lesser amount of assets as the Bank may determine. A carbon, photographic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement.

4.12.  Bank's Appointment as Attorney-in-Fact.

       The Borrower hereby irrevocably constitutes and appoints the Bank and any officer or agent thereof, with full power of substitution, as the Borrower's true and lawful attorney-in-fact with full irrevocable power and authority in its place and stead and in its name or in the Bank's own name, from time to time in the Bank's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby grants to the Bank the power and right, on behalf of the Borrower, without notice to or assent: (a) to execute, file and record all such financing statements, certificates of title and other certificates of registration and operation and similar documents and instruments as the Bank may deem necessary or desirable to protect, perfect and validate the Bank's security interest in the Collateral; (b) to receive, collect, take, indorse, sign, and deliver in the Borrower's or the Bank's name, any and all checks, notes, drafts, or other documents or instruments relating to the Collateral; and (c) upon the occurrence of an Event of Default, (i) to notify postal authorities to change the address for delivery of the Borrower's mail to an address designated by the Bank, (ii) to open such mail delivered to the designated address, (iii) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action or proceeding brought with respect to any Collateral; (vi) to negotiate, settle, compromise or adjust any account, suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Bank may deem appropriate; and (vii) generally, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Bank were the absolute owner thereof for all purposes, and to do, at the Bank's option, at any time or from time to time, all acts and things which the Bank deems necessary to protect, preserve or realize upon the Collateral and the Bank's security interest therein, in order to effect the intent of this Agreement.

       The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. The powers conferred upon the Bank hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon the Bank to exercise any such powers. The Bank shall be accountable only for amounts that the Bank actually receives as a result of the exercise of such powers and neither the Bank nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act, except for the Bank's own gross negligence or willful misconduct, as determined by a final non-appealable judgment by a court of competent jurisdiction.

4.13.  Remedies on Default.

       Upon the occurrence of an Event of Default, the Bank shall have the rights and remedies of a secured party under this Agreement, under any other instrument or agreement securing, evidencing or relating to the Obligations and under the laws of the State of Ohio or any other applicable state law. Without limiting the generality of the foregoing, the Bank shall have the right to take possession of the Collateral and all books and records relating to the Collateral and for that purpose the Bank may enter upon any premises on which the Collateral or books and records relating to the Collateral or any part thereof may be situated and remove the same therefrom. Except for the notices specified below of time and place of public sale or disposition or time after which a private sale or disposition is to occur, the Borrower expressly agrees that the Bank, without demand of performance or other demand, advertisement or notice of any kind to or upon the Borrower or any other person or entity (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any of the Bank's offices or elsewhere at such prices as the Bank may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Bank shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption. The Borrower further agrees, (a) at the Bank's request, to assemble the Collateral and to make it available to the Bank at such places as the Bank may reasonably select and (b) to allow the Bank to use or occupy the Borrower's premises, without charge, for the purpose of effecting the Bank's remedies in respect of the Collateral. The Bank shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any or all of the Collateral or in any way relating to the rights of the Bank hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the Obligations, in such order as the Bank may elect, and only after so paying over such net proceeds and after the payment by the Bank of any other amount required by any provision of law, need the Bank account for the surplus, if any. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands against the Bank arising out of the repossession, retention, sale or disposition of the Collateral and agrees that the Bank need not give more than 10 days' notice pursuant to the terms of this Agreement of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. The Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Bank is entitled and shall also be liable for the costs of collecting any of the Obligations or otherwise enforcing the terms thereof or of this Agreement, including reasonable attorneys' fees.

5.     Conditions Precedent

5.1.   Conditions Precedent to Initial Advances Under the Loans.

       This Agreement shall become effective, and the Bank shall be obligated to make the initial advances hereunder only after the Bank shall have received from the Borrower each of following items in form and substance satisfactory to the
Bank: this Agreement, the promissory notes and other agreements, documents and instruments described in Schedule 5.1 attached hereto, each duly executed where
                         ------------
appropriate and in form and substance satisfactory to the Bank; and the fulfillment of all the conditions described thereon and the delivery of such additional documentation as the Bank may reasonably request.

5.2.   Conditions Precedent to Subsequent Advances Under the Revolving Loan.

       The Bank shall not be required to make any disbursement or advance under the Revolving Loan subsequent to the initial disbursement or initial advance, unless on the applicable date that each such advance is to be made:

       (a)  Warranties and Representations. The warranties and representations
            ------------------------------
set forth in Section 6 hereof and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time pursuant to this Agreement or any related document shall be true and correct on and as of such date with the same effect as though such warranty or representation had been made on and as of such date, except to the extent that such warranty or representation is stated to expressly relate solely to an earlier date; and

       (b)  Compliance. The Borrower shall have complied and shall then be in
            ----------
compliance with all the terms, covenants and conditions of this Agreement which are binding upon it, and no Event of Default or Pending Default shall have occurred and be continuing on such date or after giving effect to the advances requested to be made.

Each request for an advance hereunder shall constitute a warranty and representation by the Borrower that each of the conditions contained in Section
5.2 (a) and (b) have been satisfied.

5.3.   Conditions Precedent to Advance Under the Draw Loan.
       ---------------------------------------------------

       The Bank shall not be required to make any disbursement or advance under the Draw Loan, unless on the date such advance is to made:

       (a)  Warranties and Representations. The warranties and representations
            ------------------------------
set forth in Section 6 hereof and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time pursuant to this Agreement or any related document shall be true and correct on and as of such date with the same effect as though such warranty or representation had been made on and as of such date, except to the extent that such warranty or representation is stated to expressly relate solely to an earlier date; and

       (b)  Compliance. The Borrower shall have complied and shall then be in
            ----------
compliance with all the terms, covenants and conditions of this Agreement which are binding upon it, and no Event of Default or Pending Default shall have occurred and be continuing on such date or after giving effect to the advances requested to be made.

       (c)  Equipment Acquisitions.  The particular purchase or acquisition of
            ----------------------
equipment by the Borrower shall be acceptable to the Bank in its good faith discretion and the Borrower shall have delivered to the Bank such purchase orders, invoices, appraisals or other documents with respect to the equipment being acquired as the Bank may request. The Borrower shall also have executed and delivered to the Bank UCC-1 financing statements and such other collateral security documents or instruments as the Bank may deem necessary in order to perfect a first priority security interest or other lien in and to the equipment and other assets being acquired.

       (e)  No Pending Default.  After giving effect to each purchase or
            ------------------
acquisition of equipment by the Borrower and to the advance to be made under the Draw Loan, no Pending Default will exist.


6.     Warranties and Representations.

       In order to induce the Bank to enter into this Agreement and to make the Loans and the other financial accommodations to the Borrower, the Borrower represents and warrants to the Bank that each of the following statements is true and correct:

6.1.   Corporate Organization and Authority.

       The Borrower (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio; (b) has all requisite corporate power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted; and (c) is not doing business or conducting any activity in any jurisdiction in which it has not duly qualified and become authorized to do business.

6.2.   Borrowing is Legal and Authorized.

       (a) The Board of Directors of the Borrower has duly authorized the execution and delivery of this Agreement and of the notes and documents contemplated herein; this Agreement, the notes and other documents executed in connection with this Agreement will constitute valid and binding obligations enforceable in accordance with their respective terms; (b) the execution of this Agreement and related notes and documents and the compliance with all the provisions of this Agreement (i) are within the corporate powers of the Borrower; and (ii) are legal and will not conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any lien or encumbrance upon any property of the Borrower under the provisions of, any agreement, charter instrument, bylaw, or other instrument to which the Borrower is a party or by which it may be bound; (c) there are no limitations in any indenture, contract, agreement, mortgage, deed of trust or other agreement or instrument to which the Borrower is now a party or by which the Borrower may be bound with respect to the payment of principal or interest on any indebtedness, or the Borrower's ability to incur indebtedness including the notes to be executed in connection with this Agreement.

6.3.   Taxes.

       All tax returns and reports required to be filed by the Borrower have been filed, and all taxes, assessments, fees and other governmental charges upon the Borrower and upon its property, assets, income and franchises which are shown in such returns or reports to be due and payable have been paid, except those taxes, assessments, fees and other governmental charges that are not required to be paid by Section 7.1 hereof. The Borrower does not know of any proposed additional tax assessment against it. The accruals for taxes on the books of the Borrower for its current fiscal period are adequate.

6.4.   Compliance with Law.

       The Borrower (a) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject, including without limitation any laws, rulings or regulations relating to the Employee Retirement Income Security Act of 1974 or Section 4975 of the Internal Revenue Code and (b) has not failed to obtain any licenses, permits, franchises or other governmental or environmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure might have a Material Adverse Effect.

6.5.   Financial Statements; Full Disclosure.

       The financial statements for the fiscal year ending December 31, 1998, which have been supplied to the Bank, have been prepared in accordance with GAAP and fairly represent the Borrower's financial condition as of such date, and the financial statements for the interim period ending _____________, 1999, which have been supplied to the Bank, fairly represent the Borrower's financial condition as of such date. No material adverse change in the Borrower's financial condition has occurred since such dates. The financial statements referred to in this paragraph do not, nor does this Agreement or any written statement furnished by the Borrower to the Bank in connection with obtaining the Loans, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading.
The Borrower has disclosed to the Bank in writing all facts, including, without limitation, all pending litigation, administrative proceedings, and arbitration proceedings, which materially affect the properties, business, prospects, profits or condition (financial or otherwise) of the Borrower or the ability of the Borrower to perform this Agreement.

6.6.   Litigation: Adverse Effects.

       Schedule 6.6 attached hereto contains a description of all pending or
       ------------
threatened claims involving individual claims against the Borrower in excess of $100,000.00. There is no action, suit, audit, proceeding, investigation or arbitration (or series of related actions, suits, proceedings, investigations or arbitrations) pending before or by any governmental authority or private arbitrator or, to the knowledge of the Borrower, threatened against the Borrower or any property of the Borrower (i) challenging the validity or the enforceability of any of this Agreement, or any loan document, agreement, or instrument executed in connection herewith, or (ii) which has had, shall have or is reasonably likely to have a Material Adverse Effect. The Borrower is not (A) in violation of any applicable requirements of law which violation shall have or is likely to result in a Material Adverse Effect, or (B) subject to or in default with respect to any final judgment, writ, injunction, restraining order or order of any nature, decree, rule or regulation of any court or governmental authority, in each case which shall have or is likely to have a Material Adverse Effect. "Material Adverse Effect" means a material adverse effect upon (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or any guarantor or Subsidiary, (b) the ability of the Borrower or any guarantor or Subsidiary to perform its obligations under this Agreement or any document, agreement, guaranty, or instrument executed in connection herewith, or (c) the ability of the Bank to enforce the terms of this Agreement, or any document, agreement, guaranty, or instrument executed in connection herewith.

6.7.   Solvency.

       After giving effect to all indebtedness of the Borrower on the date of the initial advance hereunder (including without limitation the Loans) and such other dates as advances are requested under the Revolving Loan hereunder, the Borrower (a) is able to pay its obligations as they become due and payable; (b) has assets, the present fair saleable value of which exceeds the amount that will be required to pay its probable liability on its obligations, including, without limitation, Contingent Obligations, as the same become absolute and matured; (c) has sufficient property, the sum of which at a fair valuation exceeds all of its indebtedness; and (d) has sufficient capital to engage in its business. In addition, the Borrower's grant of the Collateral for the Loans constitutes fair consideration and reasonably equivalent value because the Borrower has received the proceeds of the Loans.

6.8.   Government Consent.

       Neither the nature of the Borrower or of its business or properties, nor any relationship between the Borrower and any other entity or person, nor any circumstance in connection with the execution of this Agreement, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of the Borrower as a condition to the execution and delivery of this Agreement and the notes and documents contemplated herein.

6.9.   Title to Properties.

       The Borrower (a) has good title to all the property in which it has a property interest, free from any liens and encumbrances, except as set forth on Exhibit B attached to this Agreement, and (b) has not agreed or consented to
---------
cause or permit in the future (upon the happening of a contingency or otherwise) any of its property whether now owned or hereafter acquired to be subject to a lien or encumbrance except as provided in this paragraph.

6.10.  No Defaults.

       No event has occurred and no condition exists which would constitute a Pending Default or an Event of Default pursuant to this Agreement. The Borrower is not in violation in any material respect of any term of any agreement, charter instrument, bylaw or other instrument to which it is a party or by which it may be bound.

6.11.  Environmental Protection.

       The Borrower (a) has no actual knowledge of the permanent placement, burial or disposal of any Hazardous Substances (as hereinafter defined) on any real property owned, leased, or used by the Borrower (the "Premises"), of any spills, releases, discharges, leaks, or disposal of Hazardous Substances that have occurred or are presently occurring on, under, or onto the Premises, or of any spills, releases, discharges, leaks or disposal of Hazardous Substances that have occurred or are occurring off the Premises as a result of the improvement, operation, or use of the Premises which would result in non-compliance with any of the Environmental Laws (as hereinafter defined); (b) is and has been in compliance with all applicable Environmental Laws; (c) knows of no pending or threatened environmental civil, criminal or administrative proceedings against the Borrower relating to Hazardous Substances; (d) knows of no facts or circumstances that would give rise to any future civil, criminal or administrative proceeding against the Borrower relating to Hazardous Substances; and (e) will not permit any of its employees, agents, contractors, subcontractors, or any other person occupying or present on the Premises to generate, manufacture, store, dispose or release on, about or under the Premises any Hazardous Substances which would result in the Premises not complying with the Environmental Laws.

       As used herein, "Hazardous Substances" shall mean and include all hazardous and toxic substances, wastes, materials, compounds, pollutants and contaminants (including, without limitation, asbestos, polychlorinated biphenyls, and petroleum products) which are included under or regulated by the Comprehensive Environmental Response, Compensation and Liability Act, as amended (42 U.S.C. (S)9601, et seq.), the Hazardous Materials Transportation Act, as
                    ------
amended (49 U.S.C. (S)1801, et seq.), the Toxic Substances Control Act, as
                            ------
amended (15 U.S.C. (S)2601, et seq.), the Resource Conservation and Recovery
                            ------
Act, as amended (42 U.S.C. (S)6901, et seq.), the Water Quality Act of 1987, as
                                    ------
amended (33 U.S.C. (S)1251, et seq.), the Clean Water Act, as amended (33 U.S.C.
                            ------
(S)1321 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act, as
        ------
amended (7 U.S.C. Sec. 136, et seq.), the National Environmental Policy Act of
                            ------
1969, as amended (42 U.S.C. Sec. 4321, et seq.), and the Clean Air Act, as
                                       ------
amended (42 U.S.C. (S)7401, et seq.), and any other federal, state or local
                            ------
statute, ordinance, law, code, rule, regulation or order
 regulating or imposing liability (including strict liability) or standards of conduct regarding Hazardous Substances (hereinafter the "Environmental Laws"), but does not include such substances as are permanently incorporated into a structure or any part thereof in such a way as to preclude their subsequent release into the environment, or the permanent or temporary storage or disposal of household hazardous substances by tenants, and which are thereby exempt from or do not give rise to any violation of any Environmental Laws.

6.12.  Regarding the Accounts and Inventory.

       (a) Each of the accounts is based on an actual bona fide, and genuine (i) sale and delivery of goods or (ii) rendering or performance of services in the ordinary course of business, the Account Debtors have accepted such goods or services and unconditionally owe and are obligated to pay the full amounts reflected in the invoices according to the terms thereof without any defense, offset or counterclaim; (b) all of the shipping and delivery receipts and other documents to be given to the Bank with respect to the accounts are genuine; (c) to the best of the Borrower's knowledge, pursuant to its customary credit investigation in the ordinary course of business as of the date each account is created, each of the Account Debtors is solvent and able to pay such account when due, or with respect to any Account Debtors who are not solvent, the Borrower has set up on it books and in its financial records bad debt reserves adequate to cover such accounts; (d) each of the accounts referenced on the Borrower's most recent loan and collateral report or other Borrowing Base certificate against which the Borrower has requested an advance under the Revolving Loan is an Eligible Account; and (e) all of the inventory referenced on the Borrower's most recent loan and collateral report or other Borrowing Base certificate against which the Borrower has requested an advance under the Revolving Loan is Eligible Inventory.

6.13.  Margin Loans.

       None of the transactions contemplated in the Agreement will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulation issued pursuant thereto, including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Borrower does not own or intend to carry or purchase any "margin security" within the meaning of said Regulation U. None of the proceeds of the Loans have been or will be used to purchase or refinance any borrowing, the proceeds of which were used to purchase any "security" within the meaning of the Securities Exchange Act of 1934, as amended.

6.14.  Intellectual Property

       The Borrower owns or has the legal and valid right to use all Intellectual Property necessary for the present and planned operation of its business without any known conflict with the rights of others, free from any lien or encumbrance not permitted under Section 7.5 below and free of any restrictions material to the operation of its business as presently conducted. Except as set forth in Schedule 6.14 attached hereto, the Borrower (a) has no Intellectual

Property, (b) licenses no Intellectual Property, and (c) is a party to no material license agreement with respect to any Intellectual Property.


7.     Borrower Business Covenants.

       The Borrower covenants that on and after the date of this Agreement until terminated pursuant to the terms of this Agreement, or so long as any of the indebtedness provided for herein remains unpaid:

7.1.   Payment of Taxes and Claims.

       The Borrower will pay (a) all taxes, estimated payments, assessments and governmental charges or levies imposed upon it or its property or assets or in respect of any of its franchises, businesses, income or property before any penalty or interest accrues thereon; and (b) all claims of materialmen, mechanics, carriers, warehousemen, landlords, bailees and other like persons, (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a lien or encumbrance upon any of the Borrower's property or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, however, that no such taxes, assessments and governmental
         --------- -------
charges referred to in clause (a) above or claims referred to in clause (b)
                                                                 ----------
above are required to be paid if being contested in good faith by the Borrower, by appropriate proceedings diligently instituted and conducted, without danger of any material risk to the Collateral or the Bank's interest therein, without any of the same becoming a lien upon the Collateral, and if such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP, shall have been made therefor.

7.2.   Maintenance of Properties and Corporate Existence.

       The Borrower shall (a) maintain its property in good condition and make all renewals, replacements, additions, betterments and improvements thereto which it deems necessary; (b) maintain, with financially sound and reputable insurers, insurance with respect to its properties and business against such casualties and contingencies, of such types (including but not limited to fire and casualty, public liability, products liability, larceny, embezzlement or other criminal misappropriation insurance) and in such amounts as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated, with each such policy of insurance containing a clause or endorsement satisfactory to the Bank that names the Bank as additional insured and lender loss payee, as its interest may appear, and that provides that no act, default or breach of warranty or condition of the Borrower or any other person shall affect the right of the Bank to recover under such policy or policies of insurance or to pay any premium in whole or in part relating thereto, in such amounts as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated; (c) reflect in its financial statements adequate accruals and appropriations to reserves and keep and maintain proper books of record and account in which entries in conformity with

GAAP shall be made of all dealings and transactions in relation to its businesses and activities, including, without limitation, transactions and other dealings with respect to the Collateral; (d) do or cause to be done all things necessary (i) to preserve and keep in full force and effect its existence, rights and franchises, and (ii) to maintain its status as a corporation duly organized and existing and in good standing under the laws of the state of its incorporation; (e) conduct continuously and operate actively its business and take all actions necessary to enforce and protect the validity of any intellectual property; and (f) not be in violation of any laws, ordinances, or governmental rules and regulations or fail to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain might have a Material Adverse Effect.

7.3.   Restriction on Fundamental Changes; Conduct of Business.

       The Borrower shall not (a) enter into any merger or consolidation, or liquidate, wind up or dissolve (or suffer any liquidation or dissolution), or convey, lease, sell, transfer or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of the Borrower's business or property, whether now or hereafter acquired, (b) enter into limited liability companies, partnerships or joint ventures with any other entity, (c) acquire all or substantially all of the assets or business of any other company, person or entity, (d) create or acquire or permit to exist any subsidiaries, except for Apex Telecommunications Manufacturing, Inc., a wholly-owned subsidiary of the Borrower, (e) conduct business under any other tradenames other than without the prior written consent of the Bank, or (f) engage in any business other than the businesses engaged in by the Borrower on the date hereof and any business or activities which are substantially similar or related thereto.

7.4.   Sale of Assets.

       The Borrower shall not sell, assign, lease, convey or otherwise dispose of any property, whether now owned or hereafter acquired, or any income of profits therefrom, or enter into any agreement to do so, except: (a) the sale or transfer of Inventory in the ordinary course of business; (b) the disposition of obsolete equipment in the ordinary course of business not to exceed $500,000.00 in any twelve month period, provided, however, that the Borrower shall provide the Bank prior written notice of such sale or disposition, containing a specific description of the equipment to be sold and the sale price of the same, or (c) the disposition of equipment outside the ordinary course of business with the prior written consent of and upon satisfaction of such conditions deemed necessary or desirable by the Bank. Notwithstanding the foregoing, the Borrower shall not sell, assign, or encumber, except to the Bank, any of its Accounts or notes receivable and further shall not permit any of its Inventory to be sold or transferred on consignment or acquire or possess any of its Inventory on consignment.

7.5.   Negative Pledge.

       The Borrower will not cause or permit or permit to exist or agree or consent to cause or permit in the future (upon the happening of a contingency or otherwise), any of its real or personal property, whether now owned or hereafter acquired, to become subject to a lien or encumbrance, except: (i) liens in connection with deposits required by workers' compensation, unemployment insurance, social security and other like laws; (ii) taxes, assessments, reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other similar title exceptions or encumbrances affecting real property, provided they do not in the aggregate
                                      --------
materially detract from the value of said property or materially interfere with its use in the ordinary conduct of business; (iii) inchoate liens arising under ERISA to secure the contingent liability of the Borrower; (iv) liens as set forth in Exhibit B attached to this Agreement; and (v) purchase money liens
         ---------
(including the interest of a lessor under a capitalized lease) securing Permitted Purchase Money Indebtedness, provided that such liens shall apply only to the property of the Borrower purchased under such capitalized lease. In addition, the Borrower will not grant or agree to provide in the future (upon the happening of a contingency or otherwise), a "negative pledge" or other covenant or agreement similar to this Section 7.5 in favor of any other lender, creditor or third party.

7.6.   Indebtedness.

       The Borrower will not directly or indirectly create, incur, assume or otherwise become or remain liable with respect to any Indebtedness, except (a) the Loans; (b) secured or unsecured Purchase Money Indebtedness (including capitalized leases) incurred by the Borrower to finance the acquisition of fixed assets, if (i) such Indebtedness has a scheduled maturity and is not due on demand, (ii) such Indebtedness in the aggregate does not exceed the sum of $1,000,000.00 outstanding at any time, (iii) such Indebtedness does not exceed the purchase price of the items being purchased, and (iv) such Indebtedness is not secured by any property or assets other than the item or items being purchased ("Permitted Purchase Money Indebtedness"); and (c) existing indebtedness to First Federal Savings & Loan of Galion in an amount not exceeding $1,000,000.00, which indebtedness shall be secured only as provided in Exhibit B attached hereto. "Indebtedness," as applied to the Borrower or any
                             -------------
other entity shall mean, at any time, (a) all indebtedness, obligations or other liabilities (other than accounts payable arising in the ordinary course of the Borrower's business payable on terms customary in the trade) which in accordance with GAAP should be classified upon the Borrower's balance sheet as liabilities, including, without limitation (i) for borrowed money or evidenced by debt securities, debentures, acceptances, notes or other similar instruments, and any accrued interest, fees and charges relating thereto, (ii) under profit payment agreements or in respect of obligations to redeem, repurchase or exchange any securities or to pay dividends in respect of any stock, (iii) with respect to letters of credit issued, (iv) to pay the deferred purchase price of property or services, except accounts payable and accrued expenses arising in the ordinary course of business, or (v) in respect of capital leases; (b) all indebtedness, obligations or other liabilities secured by a lien on any property, whether or not such indebtedness, obligations or liabilities are assumed by the owner of the same; and (c) all indebtedness, obligations or other liabilities in respect of interest rate contracts and currency agreements, net of liabilities owed by the counterparties thereon.

7.7. Contingent Obligations.

     The Borrower shall not directly or indirectly create or become liable with respect to any Contingent Obligation, except (a) recourse obligations resulting from the indorsement of negotiable instruments for collection in the ordinary course of business, (b) those permitted existing Contingent Obligations set forth on Schedule 7.7 attached hereto not to exceed the amounts set forth in
         ------------
such Schedule, and any extensions or renewals thereof, (c) the guaranty of certain obligations of the Borrower's wholly-owned subsidiary, Apex Telecommunications Manufacturing, Inc. ("Apex") to the Bank, which guaranty is evidenced by a certain Guaranty Agreement dated as of September 1, 1999, as the same may be modified, amended or restated from time to time, (d) obligations, warranties and indemnities not relating to Indebtedness, which have been or are undertaken or made in the ordinary course of the Borrower's business, and (e) Contingent Obligations with respect to surety, appeal and performance bonds obtained by the Borrower. "Contingent Obligations" means any agreement, undertaking or arrangement by which the Borrower assumes, guaranties, endorses, agrees to provide funding, or otherwise becomes or is contingently liable upon the obligation or liability of any other person, partnership, corporation, limited liability company or other.

7.8. Loans and Advances, Investments.

     The Borrower shall not directly or indirectly make or own any Investment except: (a) bonds or other obligations of the United States of America, certificates of deposit issued by commercial banks, and commercial paper rated at least A-1 or P-1 and having a maturity of not more than one year; (b) loans or advances to employees of the Borrower, which loans and advances shall not in the aggregate exceed $20,000.00 outstanding at any time, (c) Investments in Apex, which Investments shall not exceed the aggregate amount of $500,000.00 outstanding at any one time, and (d) any other Investment not to exceed the aggregate amount of $20,000 outstanding at any time. "Investment" means any loan, advance, extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade), deposit account, contribution of capital or transfer of any assets to any other entity or any investment in, or purchase or other acquisition of, the stock, partnership interests, ownership interests in any limited liability company, notes, debentures, or other securities of any other entity made by the Borrower.

7.9. Management

     The Borrower shall not permit any material change in its management.

7.10.  Acquisition of Capital Stock.

       Except as provided by the terms of various shareholders' agreements between the Borrower and certain shareholders of the Borrower that have been provided to the Bank on or before the execution of this Agreement, the Borrower shall not directly or indirectly redeem or acquire any of its own capital stock, or any warrants or any securities for its capital stock, except through the use of the net proceeds from the simultaneous sale of an equivalent amount of its capital stock for the same purchase or redemption price. Notwithstanding the foregoing, no such redemption or acquisition of capital stock shall be made if, after giving effect to such redemption or acquisition, a Pending Default would exist under this Agreement.

7.11.  Cash Dividends and Other Distributions.

       The Borrower shall not declare or pay any cash dividends which total in excess of $100,000.00 in any fiscal year, which dividends shall be paid only out of net earnings of the Borrower for such year. The Borrower shall make no other distributions of any kind to shareholders, except for payment to a deceased shareholder's estate in accordance with the terms of various shareholders' agreements between the Borrower and certain shareholders of the Borrower that have been provided to the Bank on or before the execution of this Agreement. Notwithstanding the foregoing, no dividends or distributions shall be paid if, after giving effect to such dividend or distribution, a Pending Default would exist under this Agreement.

7.12.  Transactions with Affiliates.

       The Borrower shall not, except as otherwise expressly permitted herein, directly or indirectly enter into or permit to exist any of the following: (i) make any investment in an Affiliate of the Borrower; (ii) transfer, sell, lease, assign or otherwise dispose of any asset to any Affiliate of the Borrower, (iii) merge into or consolidate with or purchase or acquire assets from any Affiliate of the Borrower; (iv) repay any Indebtedness to any Affiliate of the Borrower;
(v) pay any royalties or license fees to any Affiliate of the Borrower; (vi) pay any management or consulting fees to any Affiliate of the Borrower; (vii) enter into any other transaction directly or indirectly with or for the benefit of any Affiliate of the Borrower (including, without limitation, guaranties and assumptions of obligations of any such Affiliate) except in each case for transactions (A) in the ordinary course of business and (B) either on a basis no
                                                    ---
less favorable to the Borrower as would be obtained in a comparable arm's length transaction with a person, entity or corporation not an Affiliate, or in the case of compensation payable to any officer or director of the Borrower, in an amount approved by the Board of Directors of the Borrower. "Affiliate" shall mean any individual, partnership, corporation, or other entity which, directly or indirectly, is in control of, is controlled by, or is under common control with the Borrower, or is a family member of any of the foregoing individuals related by birth or marriage. For the purposes of this definition, "control" of such entity shall mean the power, directly or indirectly, to vote 5% or more of the securities, units or other measures having ordinary voting power for the election of directors, management committees, or similar committees of such entity, or the power to direct or cause the direction of the management and policies of such entity, whether by contract or otherwise.

7.13.  Book Net Worth.

       The Borrower, on a consolidated basis, shall maintain at all times shareholders' equity, as determined in accordance with GAAP ("Book Net Worth") of not less than $15,000,000.00. For purposes of calculating book net worth in this Section, the Inventory of the Borrower and its Subsidiaries shall be valued on a FIFO basis.

7.14.  Leverage Ratio.

       The Borrower, on a consolidated basis, shall maintain at all times a ratio of Consolidated Total Liabilities to Book Net Worth of not greater than
(a) 2.25 to 1.00. "Consolidated Total Liabilities" means, at the time of each determination, with respect to the Borrower and all of its Subsidiaries, on a consolidated basis, (a) all indebtedness for borrowed money or for the deferred purchase price of property or services, (b) any other indebtedness which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations with respect to any letter of credit issued for the account of the Borrower or any Subsidiary, (d) all obligations in respect of acceptances issued or created for the account of the Borrower or any Subsidiary, (e) lease obligations which, in accordance with GAAP, should be capitalized, (f) all liabilities (including lease obligations) secured by any lien or encumbrance on any property owned by the Borrower or any Subsidiary even though the Borrower or any such Subsidiary has not assumed or otherwise become liable for the payment thereof, (g) all obligations of the Borrower or any Subsidiary with respect to interest rate protection agreements (valued at the termination value thereof computed in accordance with a method approved by the International Swap Dealers Association), and (h) all other obligations of the Borrower and its Subsidiaries, and each of them, which, in accordance with GAAP, would be classified upon a balance sheet as liabilities (except capital stock and surplus earned). A "Subsidiary" of the Borrower means (i) any corporation more than fifty percent (50%) of the outstanding security having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by the Borrower or by one or more of its subsidiaries or by the Borrower and one or more of its subsidiaries, or (ii) any partnership, association, joint venture or similar business organization more than fifty percent (50%) of the ownership interest have ordinary voting power of which shall at the time be so owned or controlled.

7.15.  Current Ratio.

       The Borrower, on a consolidated basis, shall maintain at all times a ratio of current assets to current liabilities of not less than 1.0 to 1.0. For purposes of this Section 7.15, the Revolving Loan shall be classified as a long term liability.

7.16.  Capital Expenditures.

       The Borrower will not make or incur any Capital Expenditures, including by way of the incurrence of capitalized lease obligations, expenditures for maintenance and repairs which should be capitalized in accordance with GAAP or otherwise in excess of $3,000,000.00 in any fiscal year. "Capital Expenditures" means the aggregate of all expenditures (whether paid in cash or accrued as liabilities that in accordance with GAAP are required to be included in or reflected by the property, plant, equipment or similar fixed asset accounts.

7.17.  Operating Lease Rentals.

       The Borrower will not without the prior written approval of the Bank enter into or permit to exist operating leases providing in the aggregate for annual rentals which exceed $100,000.00 in any fiscal year.

7.18.  Environmental Compliance and Indemnification.

       The Borrower hereby indemnifies the Bank and holds the Bank harmless from and against any loss, damage, cost, expense or liability (including strict liability) directly or indirectly arising from or attributable to the generation, storage, release, threatened release, discharge, disposal or presence (whether prior to or during the term of the Loans) of Hazardous Substances on, under or about the Premises (whether by the Borrower or any employees, agents, contractors or subcontractors of the Borrower or any predecessor in title or any third persons occupying or present on the Premises), or the breach of any of the representations and warranties regarding the Premises, including, without limitation: (a) those damages or expenses arising under the Environmental Laws; (b) the costs of any repair, cleanup or detoxification of the Premises, including the soil and ground water thereof, and the preparation and implementation of any closure, remedial or other required plans; (c) damage to any natural resources; and (d) all reasonable costs and expenses incurred by the Bank in connection with clauses (a), (b) and (c) including, but not limited to reasonable attorneys' fees.

       The indemnification provided for herein shall not apply to any losses, liabilities, damages, injuries, expenses or costs which: (i) arise from the gross negligence or willful misconduct of the Bank, or (ii) relate to Hazardous Substances placed or disposed of on the Premises after the Bank acquires title to the Premises through foreclosure or otherwise.

7.19.  Maintenance of Accounts

       The Borrower shall not maintain or have any operating accounts or other accounts at any bank, depositary source or other financial institution where money or proceeds of Collateral is deposited or maintained, other than the Cash Collection Account or other accounts acceptable to the Bank in its sole good faith discretion.


8.     Financial Information and Reporting.

       The Borrower shall deliver the following to the Bank:

       (a) within 20 days after the end of each month, consolidated financial statements, including a balance sheet and statements of income and surplus, and statement of cash flows, certified by the president or chief financial officer of the Borrower (a "Financial Officer") as fairly representing the Borrower's consolidated financial condition as of the end of such period;

       (b) within 20 days after the end of each month, a loan and collateral report and a statement in form prescribed by the Bank and signed by a Financial Officer of the Borrower setting forth and certifying the calculation of the Borrowing Base as of the end of that period and certifying the compliance of the Borrower with the terms of this Agreement and the calculation of the financial covenants contained in Section 7 above;

       (c) within 20 days after the end of each month, an inventory report of the Borrower, signed by a Financial Officer in form satisfactory to the Bank;

       (d) within 20 days after the end of each month, a report, in form satisfactory to the Bank, certified by a Financial Officer setting forth the number and dollar total of accounts receivable due and payable (i) not more than 30 days, (ii) more than 30 days and not more than 60 days, (iii) more than 60 days and not more than 90 days, (iv) more than 90 and not more than 120 days, and (v) more than 120 days, from the date of the original invoice therefor;

       (e) within 90 days after the end of each fiscal year, audited, unqualified consolidated financial statements prepared in accordance with GAAP and certified by independent public accountants satisfactory to the Bank, containing a balance sheet, statements of income and surplus, statements of cash flows and reconciliation of capital accounts, along with any management letters written by such accountants;

       (f) immediately upon becoming aware of the existence of any Pending Default, Event of Default or breach of any term or conditions of this Agreement, a written notice specifying the nature and period of existence thereof and what action the Borrower is taking or proposes to take with respect thereto; and

       (g) at the request of the Bank, such other information as the Bank may from time to time reasonably require.


9.     Default.

9.1.   Events of Default

       Each of the following shall constitute an "Event of Default" hereunder:
(a) the Borrower fails to make any payment of principal, interest or any other sum due and payable under any note executed in connection with this Agreement on or before the date such payment is due; (b) the

Borrower fails to perform or observe any agreement, term, or covenant contained in Sections 1, 3, 4, 7, or 8 of this Agreement; (c) the Borrower fails to comply with any other provision of this Agreement, or the Borrower or any Affiliate fails to perform or observe any covenant contained in any mortgage, security agreement or other agreement in favor of the Bank, and any such failure continues for more than 15 days after such failure shall first become known to any officer of the Borrower or such Affiliate; (d) any warranty, representation or other statement made or deemed to be made contained in this Agreement or in any instrument furnished in compliance with or in reference to this Agreement is false or misleading in any material respect; (e) the Borrower or any Subsidiary becomes insolvent or makes an assignment for the benefit of creditors, or consents to the appointment of a trustee, receiver or liquidator; (f) bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings are instituted by or against the Borrower or any Subsidiary; (g) a final judgment or judgments for the payment of money aggregating in excess of $200,000.00 is or are outstanding against the Borrower or any Subsidiary, and any such judgment or judgments have not been discharged in full or stayed; (h) the occurrence of any event which allows the acceleration of the maturity of any indebtedness of the Borrower or any Subsidiary to the Bank or any of the Bank's affiliates; (i) the occurrence of any event which allows the acceleration of the maturity of any material Indebtedness of the Borrower or any Subsidiary or constitutes a default or breach under any material lease or material contract to any other person, corporation or entity (other than the Bank) under any indenture, agreement or undertaking; (j) the default by any Affiliate, or the default by, dissolution of, or death of any guarantor, insurer or other surety for the Borrower, with respect to any obligation or liability to the Bank or any of the Bank's affiliates; (k) a Change of Control of the Borrower shall have occurred; (l) the property furnished as Collateral declines in value, and the Borrower does not immediately, upon demand, furnish additional security satisfactory to the Bank; or (m) the Bank, in its sole good faith discretion, determines that a Material Adverse Effect has occurred or that a material adverse change has occurred in the financial condition, operations or business of the Borrower, in the value of the Collateral or in the Bank's interest in the Collateral. As used herein, "Change of Control" means (1) the replacement of a majority of the Board of Directors of any entity from the directors who constituted the Board of Directors on the date of this Agreement for any reason other than death or disability, and such replacement shall not have been approved by the Board of Directors of the Borrower as constituted on the date of this Agreement (or as changed over time with the approval of the Board of Directors of such entity); or (2) a company, person, entity or group of companies, person or entities acting in concert, shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases, exercise of the stock pledge, death of a shareholder or otherwise, have become the beneficial owner (within the meaning of Rule 13d.3 under the Securities Exchange Act of 1934, as amended) of securities of the Borrower representing more than 10% of the combined voting power of the outstanding securities of the Borrower ordinarily having the right to vote in the election of directors from the beneficial owners as of the date hereof.

9.2.   Default Remedies.

       Upon the occurrence of an Event of Default, the Bank may immediately exercise any right, power or remedy permitted to the Bank by law or any provision of this Agreement, and shall have, in particular, without limiting the generality of the foregoing, the right to declare the entire principal, all interest accrued, and all other charges accruing on all Obligations to be forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower.

10.    Miscellaneous

10.1.  Notices.

       (a) All communications under this Agreement or under the notes executed pursuant hereto shall be in writing and shall be sent by facsimile or by a nationally recognized overnight delivery service (1) if to the Bank, at the following address, or at such other address as may have been furnished in writing to the Borrower by the Bank:

       The Huntington National Bank
       2313 Village Park Court South
       Mansfield, Ohio 44906
       Attn:  Glenn W. McClelland
       Telecopier No.:  (419) 747-7108

(2) if to the Borrower, at the following address, or at such other address as may have been furnished in writing to the Bank by the Borrower:

       PECO II, Inc.
       1376 State Route 598
       Galion, Ohio 44833
       Attn:  President and CEO
       Telecopier No.:  (419) 468-3688

(b) any notice so addressed and sent by telecopier shall be deemed to be given when confirmed, and any notice sent by nationally recognized overnight delivery service shall be deemed to be given the next day after the same is delivered to such carrier.

10.2.  Access to Accountants.

       The Borrower hereby irrevocably authorizes its certified public accountants to provide to the Bank any and all information that the Bank requests from time to time with regard to the Borrower, and to discuss with the Bank from time to time any and all matters relating to the Borrower. In furtherance of the foregoing, the Borrower hereby waives any privilege or claim of confidentiality to the extent such might otherwise prevent such accountants from providing such information to the Bank or discussing such matters with the Bank.

10.3.  Reproduction of Documents.

       This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by the Bank at the closing or otherwise, and
(c) financial statements, certificates and other information previously or hereafter furnished to the Bank, may be reproduced by the Bank by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process and the Bank may destroy any original document so reproduced. The Borrower agrees and stipulates that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Bank in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

10.4.  Costs and Expenses.

       The Borrower agrees to pay service charges, analysis fees, and all costs and expenses incidental to or in connection with this Agreement or any service provided by the Bank, the enforcement of the Bank's rights in connection therewith, any amendment or modification of this Agreement or any other loan documents, any litigation, contest, dispute, proceeding or action in any way relating to the Collateral or to this Agreement, whether any of the foregoing are incurred prior to or after maturity, the occurrence of an Event of Default, or the rendering of a judgment. Such costs shall include, but not be limited to, fees and out-of-pocket expenses of the Bank's counsel, recording fees, inspection fees, revenue stamps and note and mortgage taxes.

10.5.  Survival, Successors and Assigns.

All warranties, representations, and covenants made by the Borrower herein or on any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the Bank and shall survive the closing of the Loans regardless of any investigation made by the Bank on its behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Borrower. This Agreement shall inure to the benefit of and be binding upon the heirs, successors and assigns of each of the parties.

10.6.  Amendment and Waiver, Duplicate Originals.

All references to this Agreement shall also include all amendments, extensions, renewals, modifications, and substitutions thereto and thereof made in writing and executed by both the Borrower and the Bank. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Borrower and the Bank; provided however that
                                                        -------- ------- ----
nothing herein shall change the Bank's sole discretion (as set forth elsewhere in this Agreement) to make advances, determinations, decisions or to take or refrain from taking other actions. No delay or failure or other course of conduct by the Bank in the exercise of any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of the same preclude any other or further exercise thereof, or the exercise of any other power or right. Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

10.7.  Accounting Treatment and Fiscal Year.

       The Borrower shall not change its fiscal year for accounting or tax purposes from a period consisting of the twelve month period ending on December 31 of each calendar year. The Borrower shall not make any material (as defined in GAAP) change in accounting treatment and reporting practices or tax reporting treatment, except as required by GAAP or law and disclosed in writing to the Bank at the address set forth herein.

10.8.  Enforceability and Governing Law.

       Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction, as to such jurisdiction, shall be inapplicable or ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. No delay or omission on the part of the Bank in exercising any right shall operate as a waiver of such right or any other right. All of the Bank's rights and remedies, whether evidenced hereby or by any other agreement or instrument, shall be cumulative and may be exercised singularly or concurrently. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio (without giving effect to the conflict of laws rules thereof). The Borrower agrees that any legal suit, action or proceeding arising out of or relating to this Agreement may be instituted in a state or federal court of appropriate subject matter jurisdiction in the State of Ohio, waives any objection which it may have now or hereafter to the venue of any suit, action or proceeding, and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding.

10.9.  Confidentiality.

       The Bank shall hold all non-public information obtained pursuant to the requirements hereof and identified as such by the Borrower in accordance with the Bank's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, and in any event may make disclosures reasonably required by a bona fide Participant in connection with the contemplated participation, or as required or requested by any governmental authority or any representative thereof, or pursuant to any legal process, or to its accountants, lawyers and other advisors.

10.10. Waiver of Right to Trial by Jury.

       EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF

ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

10.11. Warrant of Attorney.

       The Borrower authorizes any attorney at law to appear in any court of record in the State of Ohio or in any state or territory of the United States after the Obligations under or referred to in this Agreement become due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against the Borrower in favor of the Bank, for the amount then appearing due together with costs of suit, and thereupon, to waive all errors and all rights of appeal and stays of execution.

10.12. Advertising.

       The Borrower agrees that the Bank may advertise or otherwise disclose for marketing purposes the extent and nature of the credit extended or to be extended and other services provided to the Borrower by the Bank in connection with or relating in any way to the Loans.

10.13. No Consequential Damages.

       No claim may be made by the Borrower, any officers, directors, or agents against the Bank or its affiliates, directors, officers, employees, attorneys or agents for any special, indirect, punitive, or consequential damages in respect of any breach or wrongful conduct (whether the claim therefor is based in contract, tort or duty imposed by law) in connection with, arising out of or in any way related to the transactions contemplated and relationship established by this Agreement, or any act, omission or event occurring in connection therewith, and the Borrower hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

10.14. Indemnity.

     The Borrower shall indemnify the Bank from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against the Bank in any litigation, proceeding or investigation instituted or conducted by any governmental agency or instrumentality or any other person or entity with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement, whether or not the Bank is a party thereto, except to the extent that any of the foregoing arises out of the willful misconduct of the Bank, as determined in a final, non-appealable judgment by a court of competent jurisdiction. The indemnity provided for in this paragraph shall survive the termination of this Agreement and the indefeasible payment in full of all Obligations.

11.  Definitions

11.1.  Uniform Commercial Code Terms.

     All terms defined in the Uniform Commercial Code as adopted in the State of Ohio shall have the meanings given therein unless otherwise defined herein.

11.2.  Accounting Terms.
       ----------------

     As used in this Agreement, and any promissory notes, certificates, reports or other documents made or delivered pursuant hereto, accounting terms not defined in this Agreement shall have the respective meanings given to such terms under GAAP. "GAAP" means generally accepted accounting principles consistently applied set forth in the opinions and pronouncements of the Accounting Principles Board, the American Institute of Certified Public Accountants and the Financial Accounting Standards Board as in effect on the date hereof.

11.3.  Other Definitional Provisions.
       -----------------------------

     (a) The words "hereof," "herein," and "hereunder," and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

     (b) Whenever required by the context of this Agreement, the promissory notes or other loan documents executed in connection herewith, the singular shall include the plural, and vice versa and the masculine and feminine genders shall include the neuter gender and vice versa.

     Each of the parties has signed this Agreement as of the date set forth in the preamble above.

--------------------------------------------------------------------------------
WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
--------------------------------------------------------------------------------

                             PECO II, INC.

                             By    /s/ Matthew P. Smith
                                 -----------------------------------------------
                             Its   President and Chief Executive Officer
                                 -----------------------------------------------

                             By    /s/ Sandra A. Frankhouse
                                 -----------------------------------------------
                             Its   Vice President of Finance and Treasurer
                                 -----------------------------------------------

                             THE HUNTINGTON NATIONAL BANK


                             By    /s/ Glenn W. McClelland
                                 -----------------------------------------------
                             Its   Vice President
                                 -----------------------------------------------

                                   EXHIBIT A-1

                          THE HUNTINGTON NATIONAL BANK
                       Amended and Restated Revolving Note

=======================================================================================
City Office                           Division      Branch                  [X] Secured
            -------------------------          ----        ----------------

Account No.                           Note No.                            [ ] Unsecured
            -------------------------          --------------------------

Account Name     PECO II, Inc.
             --------------------------------------------------------------------------

[X] Corporation            [ ] Partnership           [ ] Individual/Proprietorship

[ ] Other
         ------------------------------------------------------------------------------
=======================================================================================

$10,000,000.00                  Galion, Ohio                   October 22, 1999

     FOR VALUE RECEIVED, the undersigned promises to pay to the order of THE HUNTINGTON NATIONAL BANK (hereinafter called the "Bank," which term shall include any holder hereof) at such place as the Bank may designate or, in the absence of such designation, at any of the Bank's offices, the sum of Ten Million Dollars ($10,000,000.00) or so much thereof as shall have been advanced by the Bank at any time and not thereafter repaid (hereinafter referred to as "Principal Sum") together with interest as hereinafter provided and payable at the time and in the manner hereinafter provided. The proceeds of the loan evidenced hereby may be advanced, repaid and readvanced in partial amounts during the term of this revolving note (this "Note") and prior to maturity. Each such advance shall be made to the undersigned upon receipt by the Bank of the undersigned's application therefor and disbursement instructions, which shall be in such form as the Bank shall from time to time prescribe. The Bank shall be entitled to rely on any oral or telephonic communication requesting an advance and/or providing disbursement instructions hereunder, which shall be received by it in good faith from anyone reasonably believed by the Bank to be the undersigned, or the undersigned's authorized agent. The undersigned agrees that all advances made by the Bank will be evidenced by entries made by the Bank into its electronic data processing system and/or internal memoranda maintained by the Bank. The undersigned further agrees that the sum or sums shown on the most recent printout from the Bank's electronic data processing system and/or on such memoranda shall be rebuttably presumptive evidence of the amount of the Principal Sum and of the amount of any accrued interest.

     This Note is executed and the advances contemplated hereunder are to be made pursuant to a Second Amended and Restated Loan and Security Agreement by and between the undersigned and the Bank dated October 22, 1999 (as amended, restated, modified or otherwise supplemented from time to time, herein the "Loan Agreement"), to which reference is hereby made for a more complete statement of the terms and conditions contained therein. Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings ascribed to such terms in the Loan Agreement.

     This Note is given in substitution for, and replacement of, that certain Revolving Note dated as of May 15, 1998 in the original principal sum of $4,000,000.00 (the "1998 Note") that was modified by a certain Note Modification Agreement - Revolving Note dated as of May 25, 1999, pursuant to which the maximum principal amount that could be advanced under the 1998 Note was increased to $6,000,000.00, and is not a novation thereof. The 1998 Note, in turn, was given in substitution for, and replacement of, that certain Revolving Note dated April 24, 1995 (the "1995 Note"), in the original principal amount of $2,500,000.00, and not as a novation thereof. The 1995 Note was given in substitution for, and replacement of, that certain Revolving Demand Note dated December 21, 1988, in the original principal amount of $1,000,000.00, and not as a novation thereof.


INTEREST
--------


     Prior to maturity, interest will accrue on the unpaid balance of the Principal Sum at a variable rate of interest per annum, as selected by the undersigned in accordance with this Note (hereinafter called the "Contract Rate"), which shall change in the manner set forth below, equal to:

     (1) the Prime Commercial Rate (as hereinafter defined) minus 0.50
                                                            -----
     percentage points (the "Prime Rate"); or

     (2) 2.00 percentage points in excess of the Daily LIBOR (as hereinafter defined).

     Initially, interest shall accrue hereunder based upon the Daily LIBOR. The undersigned shall give the Bank written notice of each request to change the interest index from the Daily LIBOR to the Prime Commercial Rate, or vice versa, or to request disbursement of an advance with respect to which interest shall accrue at a rate calculated with reference to the Daily LIBOR, no later than three (3) Banking Days (as hereinafter defined) prior to the date of the proposed change or the requested date of disbursement, as the case may be. All such written notices shall be directed by the undersigned to the Bank's officer who is handling the undersigned's obligations on behalf of the Bank and must be received by the Bank at least three (3) Banking Days prior to the date of the change or the requested date of disbursement.

     Subject to any maximum or minimum interest rate limitation specified herein or by applicable law, the Contract Rate shall change automatically without notice to the undersigned immediately on each Banking Day with each change in the Prime Commercial Rate or in the Daily LIBOR or the Reserve Requirement, as applicable, with any change thereto effective as of the opening of business on the day of the change.

     If the obligation evidenced by this Note is not paid at maturity, whether maturity occurs by lapse of time, demand, acceleration or otherwise, the unpaid balance of the Principal Sum and any unpaid interest shall, thereafter until paid, bear interest at a rate equal to 2.00 percentage points in excess of the Contract Rate.

     As used herein, "Prime Commercial Rate" shall mean the rate established by the Bank from time to time based on its consideration of economic, money market, business and competitive factors, and it is not necessarily the Bank's most favored rate.

     As used herein, "Daily LIBOR" shall mean the rate obtained by dividing: (1) actual or estimated per annum rate, or the arithmetic mean of the per annum rates, of interest for deposits in U.S. dollars for one (1) month periods, as offered and determined by the Bank in its sole discretion based upon information which appears on page LIBOR01, captioned British Bankers Assoc. Interest Settlement Rates, of the Reuters America Network, a service of Reuters America Inc. (or such other page that may replace that page on that service for the purpose of displaying London interbank offered rates; or, if such service ceases to be available, such other reasonably comparable money rate service as the Bank may select) or upon information obtained from any other reasonable procedure, on each date the Daily LIBOR is determined; by (2) a percentage (the "Reserve Requirement") equal to one hundred percent minus the stated maximum rate (expressed as a percentage), if any, of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) that is specified on each date the Daily LIBOR is determined by the Board of Governors of the Federal Reserve System (or any successor agency thereto) for determining the maximum reserve requirement with respect to eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board) maintained by a member bank of such System, or any other regulations or any governmental authority having jurisdiction with respect thereto, all as conclusively determined by the Bank, absent manifest error, such sum to be rounded up, if necessary, to the nearest whole multiple of one-sixteenth of one percent (1/16 of 1.0%) per annum.

     As used herein, "Banking Day" shall mean any day other than a Saturday or a Sunday on which banks are open for business in Columbus, Ohio, and on which banks in London, England, settle payments.

     All interest shall be calculated on the basis of a 360 day year for the actual number of days the Principal Sum or any part thereof remains unpaid. There shall be no penalty for prepayment. The amount of any payment shall first be applied to the payment of any interest which is due.

     In the event that the Bank reasonably determines that by reason of (1) any change arising after the date of this Note affecting the interbank eurocurrency market or affecting the position of the Bank with respect to such market, adequate and fair means do not exist for ascertaining the applicable interest rates by reference to which the Daily LIBOR then being determined is to be fixed, (2) any change arising after the date of this Note in any applicable law or governmental rule, regulation or order (or any interpretation thereof, including the introduction of any new law or governmental rule, regulation or order), or (3) any other circumstance affecting the Bank or the interbank market (such as, but not limited to, official reserve requirements required by Regulation D of the Board of Governors of the Federal Reserve System), the Daily LIBOR plus the applicable spread shall not represent the effective pricing to the Bank of accruing interest based upon the Daily LIBOR, then, and in any such event, interest shall accrue hereunder as of the effective date of any such determination at a rate calculated with reference to the Prime Commercial Rate (as set forth above) and the ability of the undersigned to request that interest accrue hereunder based upon the Daily LIBOR shall be suspended until the Bank shall notify the undersigned that the circumstances causing such suspension no longer exist.

     In the event that on any date the Bank shall have reasonably determined that accruing interest hereunder based upon the Daily LIBOR has become unlawful by compliance by the Bank in good faith with any law, governmental rule, regulation or order, then, and in any such event, the Bank shall promptly give notice thereof to the undersigned. In such case, the ability of the undersigned to request that interest accrue hereunder based upon the Daily LIBOR shall be terminated and, when required by law, interest will accrue hereunder based upon the Prime Commercial Rate.

     If, due to (1) the introduction of or any change in or in the interpretation of any law or regulation, (2) the compliance with any guideline or request from any central bank or other public authority (whether or not having the force of law), or (3) the failure of the undersigned to pay any amount when required by the terms of this Note, there shall be any loss or increase in the cost to the Bank of accruing interest hereunder based upon the Daily LIBOR, if applicable, then the undersigned agree that the undersigned shall, from time to time, upon demand by the Bank, pay to the Bank additional amounts sufficient to compensate the Bank for such loss or increased cost. A certificate as to the amount of such loss or increase cost, submitted to the undersigned by the Bank, shall be conclusive evidence, absent manifest error, of the correctness of such amount.

MANNER OF PAYMENT
-----------------

     The Principal Sum shall be due and payable on April 30, 2001, and at maturity, whether by demand, acceleration or otherwise. Accrued interest shall be due and payable monthly beginning on October 15, 1999, and continuing on the 15th day of each month thereafter, and at maturity, whether by demand, acceleration or otherwise.

LATE CHARGE
-----------

     Any installment or other payment not made within 10 days of the date such payment or installment is due shall be subject to a late charge equal to 5% of the amount of the installment or payment.

SECURITY
--------

     This Note is secured by the security interests, assignments, and mortgages granted and/or referenced in the Loan Agreement.

DEFAULT
-------

     Upon the occurrence of any of the following events:

          (a) the undersigned fails to make any payment of interest or of the Principal Sum on or before the date such payment is due;

          (b) an "Event of Default" under the Loan Agreement shall have occurred;

then the Bank may, at its option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. In the event the Bank shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agrees to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

GENERAL PROVISIONS
------------------

     The undersigned, and any indorser, surety, or guarantor, hereby severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, and consent that, without discharging any of them, the time of payment may be extended an unlimited number of times before or after maturity without notice. The Bank shall not be required to pursue any party hereto, including any guarantor, or to exercise any rights against any collateral herefor before exercising any other such rights.

     No waiver of any term or condition of this Note shall be effective unless in writing and signed by the party giving or granting the waiver. No amendment of any term or condition of this Note shall be effective unless in writing and signed by the undersigned and the Bank. No failure or delay on the part of the Bank in exercising any right, power or privilege under this Note, related loan documents or law, nor any course of dealing, shall operate as a waiver of any such right, power or privilege or preclude any other or further exercise thereof or of any other right, power or privilege.

     The undersigned agrees that, to the extent that the undersigned makes a payment or payments to the Bank, or the Bank receives any proceeds of collateral security, which payment or payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to any of the undersigned, its estate, trustee, receiver or any other party, including without limitation any guarantor, under any bankruptcy or insolvency law, or under any other state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligations under this Note, or the part thereof which has been paid, reduced or satisfied by such amount, shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

     The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

     The captions used herein are for references only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio, without regard to the conflicts of law principles thereof.

WAIVER OF RIGHT TO TRIAL BY JURY
--------------------------------

     THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE UNDERSIGNED OR THE BANK WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE UNDERSIGNED HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE UNDERSIGNED OR THE BANK MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF THE RIGHT OF THE UNDERSIGNED TO TRIAL BY JURY.

WARRANT OF ATTORNEY
-------------------

     The undersigned authorizes any attorney at law to appear in any Court of Record in the State of Ohio or in any state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against the undersigned in favor of the Bank for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution.

--------------------------------------------------------------------------------
WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
--------------------------------------------------------------------------------


                                       PECO II, INC.

                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------

                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------



COLUMBUS/750681 v.03

                                  EXHIBIT A-2

                          THE HUNTINGTON NATIONAL BANK
                              COMMERCIAL LOAN NOTE
                                Business Purpose

===============================================================================

City Office _____________ Division ______________ Branch __________ [X] Secured

Account No. ____________________ Note No. _______________________ [ ] Unsecured

Account Name     PECO II, Inc.
            ------------------------------------------------------------------
[x] Corporation           [ ] Partnership         [ ] Individual/Proprietorship

[ ] Other____________________________________________________________________

===============================================================================
$1,215,000.00                      Galion, Ohio                    May 15, 1998


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of THE HUNTINGTON NATIONAL BANK (hereinafter called the "Bank," which term shall include any holder hereof), at such place as the Bank may designate or, in the absence of such designation, at any of the Bank's offices, the sum of One Million Two Hundred Fifteen Thousand Dollars ($1,215,000.00) (hereinafter called the "Principal Sum"), together with interest as hereinafter provided. The undersigned promises to pay the Principal Sum and the interest thereon at the time and in the manner hereinafter provided in this note (this "Note").

     This Note is executed and the advances contemplated hereunder are to be made pursuant to an Amended and Restated Loan and Security Agreement by and between the undersigned and the Bank dated May 15, 1998 (as amended, restated, modified or otherwise supplemented from time to time, herein the "Loan Agreement"), to which reference is hereby made for a more complete statement of the terms and conditions contained therein. Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings ascribed to such terms in the Loan Agreement.

INTEREST
--------

     Prior to maturity, interest will accrue on the unpaid balance of the Principal Sum at a variable rate of interest per annum, as selected by the undersigned in accordance with this Note (hereinafter called the "Contract Rate"), which shall change in the manner set forth below, equal to:

     (1) the Prime Commercial Rate (as hereinafter defined) minus 0.50
                                                            -----
percentage points; or

     (2) 2.25 percentage points in excess of the Daily Fluctuating LIBO Rate (as hereinafter defined).

     Initially, interest shall accrue hereunder based upon [ ] the Prime Commercial Rate or [X] the Daily Fluctuating LIBO Rate. The undersigned shall give the Bank written notice of each request to change the interest index from the Daily Fluctuating LIBO Rate to the Prime Commercial Rate, or vice versa, no later than 3 Banking Days (as hereinafter defined) prior to the date of the proposed change. All such written notices shall be directed by the undersigned to the Bank's officer who is handling the undersigned's obligations on behalf of the Bank and must be received by the Bank at least 3 Banking Days prior to the date of the change.

     Subject to any maximum or minimum interest rate limitation specified herein or by applicable law, the Contract Rate shall change automatically without notice to the undersigned immediately on each Banking Day with each change in the Prime Commercial Rate or in the Daily Fluctuating LIBO Rate or the Reserve Requirement, as applicable, with any change thereto effective as of the opening of business on the day of the change.

     If the obligation evidenced by this Note is not paid at maturity, whether maturity occurs by lapse of time, demand, acceleration or otherwise, the unpaid balance of the Principal Sum and any unpaid interest shall, thereafter until paid, bear interest at a rate equal to 2.00 percentage points in excess of the Contract Rate.

     As used herein, "Prime Commercial Rate" shall mean the rate established by the Bank from time to time based on its consideration of economic, money market, business and competitive factors, and it is not necessarily the Bank's most favored rate.

     As used herein, "Daily Fluctuating LIBO Rate" shall mean the rate obtained by dividing: (1) actual or estimated per annum rate, or the arithmetic mean of the per annum rates, of interest for deposits in U.S. dollars for one (1) month periods, as offered and determined by the Bank in its sole discretion based upon information which appears on page 3750, captioned British Bankers Assoc. Interest Settlement Rates, of Telerate, a service of Telerate Systems Incorporated (or such other page that may replace that page on that service for the purpose of displaying LIBO rates; or, if such service ceases to be available, such other reasonably comparable money rate service as the Bank may select) or upon information obtained from any other reasonable procedure, on each date the Daily Fluctuating LIBO Rate is determined; by (2) a percentage (the "Reserve Requirement") equal to one hundred percent minus the stated maximum rate (expressed as a percentage), if any, of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) that is specified on each date the Daily Fluctuating LIBO Rate is determined by the Board of Governors of the Federal Reserve System (or any successor agency thereto) for determining the maximum reserve requirement with respect to eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board) maintained by a member bank of such System, or any other regulations or any governmental authority having jurisdiction with respect thereto, all as conclusively determined by the Bank, absent manifest error, such sum to be rounded up, if necessary, to the nearest whole multiple of one-sixteenth of one percent (1/16 of 1.0%) per annum.

     As used herein, Banking Day shall mean any day other than a Saturday or a Sunday on which banks are open for business in Columbus, Ohio, and on which banks in London, England, settle payments.

     All interest shall be calculated on the basis of a 360 day year for the actual number of days the Principal Sum or any part thereof remains unpaid. There shall be no penalty for prepayment. The amount of any payment shall first be applied to the payment of any interest which is due.

     In the event that the Bank reasonably determines that by reason of (1) any change arising after the date of this Note affecting the interbank eurocurrency market or affecting the position of the Bank with respect to such market, adequate and fair means do not exist for ascertaining the applicable interest rates by reference to which the Daily Fluctuating LIBO Rate then being determined is to be fixed, (2) any change arising after the date of this Note in any applicable law or governmental rule, regulation or order (or any interpretation thereof, including the introduction of any new law or governmental rule, regulation or order), or (3) any other circumstance affecting the Bank or the interbank market (such as, but not limited to, official reserve requirements required by Regulation D of the Board of Governors of the Federal Reserve System), the Daily Fluctuating LIBO Rate plus the applicable spread shall not represent the effective pricing to the Bank of accruing interest based upon the Daily Fluctuating LIBO Rate, then, and in any such event, interest shall accrue hereunder as of the effective date of any such determination at a rate calculated with reference to the Prime Commercial Rate (as set forth above) and the ability of the undersigned to request that interest accrue hereunder based upon the Daily Fluctuating LIBO Rate shall be suspended until the Bank shall notify the undersigned that the circumstances causing such suspension no longer exist.

     In the event that on any date the Bank shall have reasonably determined that accruing interest hereunder based upon the Daily Fluctuating LIBO Rate has become unlawful by compliance by the Bank in good faith with any law, governmental rule, regulation or order, then, and in any such event, the Bank shall promptly give notice thereof to the undersigned. In such case, the ability of the undersigned to request that interest accrue hereunder based upon the Daily Fluctuating LIBO Rate shall be terminated and, when required by law, interest will accrue hereunder based upon the Prime Commercial Rate.

     If, due to (1) the introduction of or any change in or in the interpretation of any law or regulation, (2) the compliance with any guideline or request from any central bank or other public authority (whether or not having the force of law), or (3) the failure of the undersigned to pay any amount when required by the terms of this Note, there shall be any loss or increase in the cost to the Bank of accruing interest hereunder based upon the Daily Fluctuating LIBO Rate, if applicable, then the undersigned agree that the undersigned shall, from time to time, upon demand by the Bank, pay to the Bank additional amounts sufficient to compensate the Bank for such loss or increased cost. A certificate as to the amount of such loss or increase cost, submitted to the undersigned by the Bank, shall be conclusive evidence, absent manifest error, of the correctness of such amount.

MANNER OF PAYMENT
-----------------

     The Principal Sum shall be due and payable in sixty (60) consecutive monthly installments, beginning on June 30, 1998, and continuing on the last day of each month thereafter, and at maturity, whether by demand, acceleration or otherwise. Each installment of Principal Sum shall be in the amount of $20,250.00 except the final installment shall be for the unpaid balance. Accrued interest shall be payable on the same dates as installments of the Principal Sum.

LATE CHARGE
-----------

     Any installment or other payment not made within 10 days of the date such payment or installment is due shall be subject to a late charge equal to 5% of the amount of the installment or payment.

SECURITY
--------

     This Note is secured by the security interests, assignments, and mortgages granted and/or referenced in the Loan Agreement.

DEFAULT
-------

     Upon the occurrence of any of the following events:

     (a) the undersigned fails to make any payment of interest or of the Principal Sum on or before the date such payment is due;

     (b)  an "Event of Default" under the Loan Agreement shall have occurred;

then the Bank may, at its option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. In the event the Bank shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agrees to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

GENERAL PROVISIONS
------------------

     The undersigned, and any indorser, surety, or guarantor, hereby severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, and consent that, without discharging any of them, the time of payment may be extended an unlimited number of times before or after maturity without notice. The Bank shall not be required to pursue any party hereto, including any guarantor, or to exercise any rights against any collateral herefor before exercising any other such rights.

     No waiver of any term or condition of this Note shall be effective unless in writing and signed by the party giving or granting the waiver. No amendment of any term or condition of this Note shall be effective unless in writing and signed by the undersigned and the Bank. No failure or delay on the part of the Bank in exercising any right, power or privilege under this Note, related loan documents or law, nor any course of dealing, shall operate as a waiver of any such right, power or privilege or preclude any other or further exercise thereof or of any other right, power or privilege.

     The undersigned agrees that, to the extent that the undersigned makes a payment or payments to the Bank, or the Bank receives any proceeds of collateral security, which payment or payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to any of the undersigned, its estate, trustee, receiver or any other party, including without limitation any guarantor, under any bankruptcy or insolvency law, or under any other state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligations under this Note, or the part thereof which has been paid, reduced or satisfied by such amount, shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

     The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

     The captions used herein are for reference only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.

WAIVER OF RIGHT TO TRIAL BY JURY
--------------------------------

     THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE UNDERSIGNED OR THE BANK WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE UNDERSIGNED HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE UNDERSIGNED OR THE BANK MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE

CONSENT OF THE UNDERSIGNED TO THE WAIVER OF THE RIGHT OF THE UNDERSIGNED TO TRIAL BY JURY.

WARRANT OF ATTORNEY
-------------------

     The undersigned authorizes any attorney at law to appear in any Court of Record in the State of Ohio or in any other state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against the undersigned in favor of the Bank for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution.


--------------------------------------------------------------------------------
     WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
--------------------------------------------------------------------------------


                                       Borrower:

                                       PECO II, Inc.

                                       By:
                                          --------------------------------------

                                       Its:
                                           -------------------------------------

                                   EXHIBIT A-3

                          THE HUNTINGTON NATIONAL BANK
                                   CAPEX NOTE
                                Business Purpose

=================================================================================
City Office              Division              Branch              [X] Secured
            ------------          ------------        ------------

Account No.                        Note No.                        [ ] Unsecured
            ----------------------          ----------------------

Account Name     PECO II, Inc.
             --------------------------------------------------------------------

[X] Corporation           [ ] Partnership           [ ] Individual/Proprietorship

[ ] Other
          -----------------------------------------------------------------------
=================================================================================

$5,000,000.00                  Galion, Ohio                  October 22, 1999

     FOR VALUE RECEIVED, the undersigned promises to pay to the order of THE HUNTINGTON NATIONAL BANK (hereinafter called the "Bank," which term shall include any holder hereof), at such place as the Bank may designate or, in the absence of such designation, at any of the Bank's offices, the sum of Five Million Dollars ($5,000,000.00) (hereinafter referred to as the "Principal Sum"), together with interest as hereinafter provided. The undersigned promises to pay the Principal Sum and the interest thereon at the time and in the manner hereinafter provided in this note (this "Note").

     This Note is executed and the advances contemplated hereunder are to be made pursuant to a Second Amended and Restated Loan and Security Agreement by and between the undersigned and the Bank dated October 22, 1999 (as amended, restated, modified or otherwise supplemented from time to time, herein the "Loan Agreement"), to which reference is hereby made for a more complete statement of the terms and conditions contained therein. Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings ascribed to such terms in the Loan Agreement.

     This Note is given in substitution for, and replacement of, that certain Draw/Time Note dated as of May 15, 1998 in the original principal sum of $2,500,000.00 (the "Original Note") that was modified by a certain Note Modification Agreement - Draw/Time Note dated as of October 9, 1998, pursuant to which the maximum principal amount that could be advanced under the Original Note was increased to $5,000,000.00, and is not a novation thereof.

INTEREST
--------

     Prior to maturity, interest will accrue on the unpaid balance of the Principal Sum at a variable rate of interest per annum, as selected by the undersigned in accordance with this Note (hereinafter called the "Contract Rate"), which shall change in the manner set forth below, equal to:

     (1) the Prime Commercial Rate (as hereinafter defined) minus 0.50 percentage points (the "Prime Rate"); or

     (2) 2.00 percentage points in excess of the Daily LIBOR (as hereinafter defined).

     Initially, interest shall accrue hereunder based upon the Daily LIBOR. The undersigned shall give the Bank written notice of each request to change the interest index from the Daily LIBOR to the Prime Commercial Rate, or vice versa, or to request disbursement of an advance with respect to which interest shall accrue at a rate calculated with reference to the Daily LIBOR, no later than three (3) Banking Days (as hereinafter defined) prior to the date of the proposed change or the requested date of disbursement, as the case may be. All such written notices shall be directed by the undersigned to the Bank's officer who is handling the undersigned's obligations on behalf of the Bank and must be received by the Bank at least three (3) Banking Days prior to the date of the change or the requested date of disbursement.

     Subject to any maximum or minimum interest rate limitation specified herein or by applicable law, the Contract Rate shall change automatically without notice to the undersigned immediately on each Banking Day with each change in the Prime Commercial Rate or in the Daily LIBOR or the Reserve Requirement, as applicable, with any change thereto effective as of the opening of business on the day of the change.

     If the obligation evidenced by this Note is not paid at maturity, whether maturity occurs by lapse of time, demand, acceleration or otherwise, the unpaid balance of the Principal Sum and any unpaid interest shall, thereafter until paid, bear interest at a rate equal to 2.00 percentage points in excess of the Contract Rate.

     As used herein, "Prime Commercial Rate" shall mean the rate established by the Bank from time to time based on its consideration of economic, money market, business and competitive factors, and it is not necessarily the Bank's most favored rate.

     As used herein, "Daily LIBOR" shall mean the rate obtained by dividing: (1) actual or estimated per annum rate, or the arithmetic mean of the per annum rates, of interest for deposits in U.S. dollars for one (1) month periods, as offered and determined by the Bank in its sole discretion based upon information which appears on page LIBOR01, captioned British Bankers Assoc. Interest Settlement Rates, of the Reuters America Network, a service of Reuters America Inc. (or such other page that may replace that page on that service for the purpose of displaying London interbank offered rates; or, if such service ceases to be available, such other reasonably comparable money rate service as the Bank may select) or upon information obtained from any other reasonable procedure, on each date the Daily LIBOR is determined; by (2) a percentage (the "Reserve Requirement") equal to one hundred percent minus the stated maximum rate (expressed as a percentage), if any, of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) that is specified on each date the Daily LIBOR is determined by the Board of Governors of the Federal Reserve System (or any successor agency thereto) for determining the maximum reserve requirement with respect to eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board) maintained by a member bank of such System, or any other regulations or any governmental authority having jurisdiction with respect thereto, all as conclusively determined by the Bank, absent manifest error, such sum to be rounded up, if necessary, to the nearest whole multiple of one-sixteenth of one percent (1/16 of 1.0%) per annum.

     As used herein, "Banking Day" shall mean any day other than a Saturday or a Sunday on which banks are open for business in Columbus, Ohio, and on which banks in London, England, settle payments.

     All interest shall be calculated on the basis of a 360 day year for the actual number of days the Principal Sum or any part thereof remains unpaid. There shall be no penalty for prepayment. The amount of any payment shall first be applied to the payment of any interest which is due.

     In the event that the Bank reasonably determines that by reason of (1) any change arising after the date of this Note affecting the interbank eurocurrency market or affecting the position of the Bank with respect to such market, adequate and fair means do not exist for ascertaining the applicable interest rates by reference to which the Daily LIBOR then being determined is to be fixed, (2) any change arising after the date of this Note in any applicable law or governmental rule, regulation or order (or any interpretation thereof, including the introduction of any new law or governmental rule, regulation or order), or (3) any other circumstance affecting the Bank or the interbank market (such as, but not limited to, official reserve requirements required by Regulation D of the Board of Governors of the Federal Reserve System), the Daily LIBOR plus the applicable spread shall not represent the effective pricing to the Bank of accruing interest based upon the Daily LIBOR, then, and in any such event, interest shall accrue hereunder as of the effective date of any such determination at a rate calculated with reference to the Prime Commercial Rate (as set forth above) and the ability of the undersigned to request that interest accrue hereunder based upon the Daily LIBOR shall be suspended until the Bank shall notify the undersigned that the circumstances causing such suspension no longer exist.

     In the event that on any date the Bank shall have reasonably determined that accruing interest hereunder based upon the Daily LIBOR has become unlawful by compliance by the Bank in good faith with any law, governmental rule, regulation or order, then, and in any such event, the Bank shall promptly give notice thereof to the undersigned. In such case, the ability of the undersigned to request that interest accrue hereunder based upon the Daily LIBOR shall be terminated and, when required by law, interest will accrue hereunder based upon the Prime Commercial Rate.

     If, due to (1) the introduction of or any change in or in the interpretation of any law or regulation, (2) the compliance with any guideline or request from any central bank or other public authority (whether or not having the force of law), or (3) the failure of the undersigned to pay any amount when required by the terms of this Note, there shall be any loss or increase in the cost to the Bank of accruing interest hereunder based upon the Daily LIBOR, if applicable, then the undersigned agree that the undersigned shall, from time to time, upon demand by the Bank, pay to the Bank additional amounts sufficient to compensate the Bank for such loss or increased cost. A certificate as to the amount of such loss or increase cost, submitted to the undersigned by the Bank, shall be conclusive evidence, absent manifest error, of the correctness of such amount.

MANNER OF PAYMENT
-----------------

     Subject to the provisions of the Loan Agreement, including without limitation Section 3.6 thereof, the Principal Sum shall be due and payable in 60 consecutive monthly installments, beginning on November 15, 1999, and continuing on the 15th day of each month thereafter, and at maturity whether by acceleration or otherwise. Each installment of Principal Sum shall be in the amount of $83,333.33, except the final installment shall be for the unpaid balance. Accrued interest shall be payable beginning on October 15, 1999, and continuing on the same dates as installments of the Principal Sum.

LATE CHARGE
-----------

     Any installment or other payment not made within 10 days of the date such payment or installment is due shall be subject to a late charge equal to 5% of the amount of the installment or payment.

SECURITY
--------

     This Note is secured by the security interests, assignments, and mortgages granted and/or referenced in the Loan Agreement.

DEFAULT
-------

     Upon the occurrence of any of the following events:

     (a) the undersigned fails to make any payment of interest or of the Principal Sum on or before the date such payment is due;

     (b)  an "Event of Default" under the Loan Agreement shall have occurred;

then the Bank may, at its option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. In the event the Bank shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agrees to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

GENERAL PROVISIONS
------------------

     The undersigned, and any indorser, surety, or guarantor, hereby severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, and consent that, without discharging any of them, the time of payment may be extended an unlimited number of times before or after maturity without notice. The Bank shall not be required to pursue any party hereto, including any guarantor, or to exercise any rights against any collateral herefor before exercising any other such rights.

     No waiver of any term or condition of this Note shall be effective unless in writing and signed by the party giving or granting the waiver. No amendment of any term or condition of this Note shall be effective unless in writing and signed by the undersigned and the Bank. No failure or delay on the part of the Bank in exercising any right, power or privilege under this Note, related loan documents or law, nor any course of dealing, shall operate as a waiver of any such right, power or privilege or preclude any other or further exercise thereof or of any other right, power or privilege.

     The undersigned agrees that, to the extent that the undersigned makes a payment or payments to the Bank, or the Bank receives any proceeds of collateral security, which payment or payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to any of the undersigned, its estate, trustee, receiver or any other party, including without limitation any guarantor, under any bankruptcy or insolvency law, or under any other state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligations under this Note, or the part thereof which has been paid, reduced or satisfied by such amount, shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

     The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

     The captions used herein are for reference only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio, without regard to the conflicts of law rules thereof.

WAIVER OF RIGHT TO TRIAL BY JURY
--------------------------------

     THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE UNDERSIGNED OR THE BANK WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE UNDERSIGNED HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE UNDERSIGNED OR THE BANK MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF THE RIGHT OF THE UNDERSIGNED TO TRIAL BY JURY.

WARRANT OF ATTORNEY
-------------------

     The undersigned authorizes any attorney at law to appear in any Court of Record in the State of Ohio or in any other state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against the undersigned in favor of the Bank for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution.

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                      Borrower:

                                      PECO II, Inc.

                                      By:
                                         ---------------------------------------
                                      Its:
                                         ---------------------------------------

                                      By:
                                         ---------------------------------------
                                      Its:
                                         ---------------------------------------

                                   EXHIBIT A-4

                          THE HUNTINGTON NATIONAL BANK
                                    DRAW NOTE
                                Business Purpose

===============================================================================

City Office ____________ Division ____________ Branch ____________ [X] Secured

Account No. ______________________ Note No. _____________________ [ ] Unsecured

Account Name     PECO II, Inc.
             ------------------------------------------------------------------

[X] Corporation           [ ] Partnership         [ ] Individual/Proprietorship

[ ] Other ____________________________________________________________________

===============================================================================

$5,000,000.00                  Galion, Ohio                  October 22, 1999

     FOR VALUE RECEIVED, the undersigned promises to pay to the order of THE HUNTINGTON NATIONAL BANK (hereinafter called the "Bank," which term shall include any holder hereof), at such place as the Bank may designate or, in the absence of such designation, at any of the Bank's offices, the sum of Five Million Dollars ($5,000,000.00) or so much thereof as shall have been advanced by the Bank at any time and not thereafter repaid (hereinafter referred to as the "Principal Sum"), together with interest as hereinafter provided. The proceeds of the loan evidenced hereby may be advanced in multiple draws during the term of this note (this "Note") prior to April 30, 2001. Such advances shall be made to the undersigned upon satisfaction of the conditions precedent set forth in the Loan Agreement (as hereinafter defined) and upon receipt by the Bank of the undersigned's application therefor and disbursement instructions, which shall be in such form as the Bank shall from time to time prescribe. The undersigned agrees that all advances made by the Bank will be evidenced by entries made by the Bank into its electronic data processing system and/or internal memoranda maintained by the Bank. The undersigned further agrees that the sum or sums shown on the most recent printout from the Bank's electronic data processing system or on such memoranda shall be rebuttably presumptive evidence of the amount of the Principal Sum and of the amount of any accrued interest. The undersigned promises to pay the Principal Sum and the interest thereon at the time and in the manner hereinafter provided in this Note.

     This Note is executed and the advances contemplated hereunder are to be made pursuant to a Second Amended and Restated Loan and Security Agreement by and between the undersigned and the Bank dated October 22, 1999 (as amended, restated, modified or otherwise supplemented from time to time, herein the "Loan Agreement"), to which reference is hereby made for a more complete statement of the terms and conditions contained therein. Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings ascribed to such terms in the Loan Agreement.


INTEREST
--------

     Prior to maturity, interest will accrue on the unpaid balance of the Principal Sum at a variable rate of interest per annum, as selected by the undersigned in accordance with this Note (hereinafter called the "Contract Rate"), which shall change in the manner set forth below, equal to:

     (1) the Prime Commercial Rate (as hereinafter defined) minus 0.50
                                                            -----
     percentage points (the "Prime Rate"); or

     (2) 2.00 percentage points in excess of the Daily LIBOR (as hereinafter defined).

     Initially, interest shall accrue hereunder based upon the Daily LIBOR. The undersigned shall give the Bank written notice of each request to change the interest index from the Daily LIBOR to the Prime Commercial Rate, or vice versa, or to request disbursement of an advance with respect to which interest shall accrue at a rate calculated with reference to the Daily LIBOR, no later than three (3) Banking Days (as hereinafter defined) prior to the date of the proposed change or the requested date of disbursement, as the case may be. All such written notices shall be directed by the undersigned to the Bank's officer who is handling the undersigned's obligations on behalf of the Bank and must be received by the Bank at least three (3) Banking Days prior to the date of the change or the requested date of disbursement.

     Subject to any maximum or minimum interest rate limitation specified herein or by applicable law, the Contract Rate shall change automatically without notice to the undersigned immediately on each Banking Day with each change in the Prime Commercial Rate or in the Daily LIBOR or the Reserve Requirement, as applicable, with any change thereto effective as of the opening of business on the day of the change.

     Upon the occurrence of an Event of Default under the Loan Agreement, and if the obligation evidenced by this Note is not paid at maturity, whether maturity occurs by lapse of time, demand, acceleration or otherwise, the unpaid balance of the Principal Sum and any unpaid interest shall, thereafter until paid, bear interest at a rate equal to 2.00 percentage points in excess of the Contract Rate.

     As used herein, "Prime Commercial Rate" shall mean the rate established by the Bank from time to time based on its consideration of economic, money market, business and competitive factors, and it is not necessarily the Bank's most favored rate.

     As used herein, "Daily LIBOR" shall mean the rate obtained by dividing: (1) actual or estimated per annum rate, or the arithmetic mean of the per annum rates, of interest for deposits in U.S. dollars for one (1) month periods, as offered and determined by the Bank in its sole discretion based upon information which appears on page LIBOR01, captioned British Bankers Assoc. Interest Settlement Rates, of the Reuters America Network, a service of Reuters America Inc. (or such other page that may replace that page on that service for the purpose of displaying London interbank offered rates; or, if such service ceases to be available, such other reasonably comparable money rate service as the Bank may select) or upon information obtained from any other reasonable procedure, on each date the Daily LIBOR is determined; by (2) a percentage (the "Reserve Requirement") equal to one hundred percent minus the stated maximum rate (expressed as a percentage), if any, of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) that is specified on each date the Daily LIBOR is determined by the Board of Governors of the Federal Reserve System (or any successor agency thereto) for determining the maximum reserve requirement with respect to eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board) maintained by a member bank of such System, or any other regulations or any governmental authority having jurisdiction with respect thereto, all as conclusively determined by the Bank, absent manifest error, such sum to be rounded up, if necessary, to the nearest whole multiple of one-sixteenth of one percent (1/16 of 1.0%) per annum.

     As used herein, "Banking Day" shall mean any day other than a Saturday or a Sunday on which banks are open for business in Columbus, Ohio, and on which banks in London, England, settle payments.

     All interest shall be calculated on the basis of a 360 day year for the actual number of days the Principal Sum or any part thereof remains unpaid. There shall be no penalty for prepayment. The amount of any payment shall first be applied to the payment of any interest which is due.

     In the event that the Bank reasonably determines that by reason of (1) any change arising after the date of this Note affecting the interbank eurocurrency market or affecting the position of the Bank with respect to such market, adequate and fair means do not exist for ascertaining the applicable interest rates by reference to which the Daily LIBOR then being determined is to be fixed, (2) any change arising after the date of this Note in any applicable law or governmental rule, regulation or order (or any interpretation thereof, including the introduction of any new law or governmental rule, regulation or order), or (3) any other circumstance affecting the Bank or the interbank market (such as, but not limited to, official reserve requirements required by Regulation D of the Board of Governors of the Federal Reserve System), the Daily LIBOR plus the applicable spread shall not represent the effective pricing to the Bank of accruing interest based upon the Daily LIBOR, then, and in any such event, interest shall accrue hereunder as of the effective date of any such determination at a rate calculated with reference to the Prime Commercial Rate (as set forth above) and the ability of the undersigned to request that interest accrue hereunder based upon the Daily LIBOR shall be suspended until the Bank shall notify the undersigned that the circumstances causing such suspension no longer exist.

     In the event that on any date the Bank shall have reasonably determined that accruing interest hereunder based upon the Daily LIBOR has become unlawful by compliance by the

Bank in good faith with any law, governmental rule, regulation or order, then, and in any such event, the Bank shall promptly give notice thereof to the undersigned. In such case, the ability of the undersigned to request that interest accrue hereunder based upon the Daily LIBOR shall be terminated and, when required by law, interest will accrue hereunder based upon the Prime Commercial Rate.

     If, due to (1) the introduction of or any change in or in the interpretation of any law or regulation, (2) the compliance with any guideline or request from any central bank or other public authority (whether or not having the force of law), or (3) the failure of the undersigned to pay any amount when required by the terms of this Note, there shall be any loss or increase in the cost to the Bank of accruing interest hereunder based upon the Daily LIBOR, if applicable, then the undersigned agree that the undersigned shall, from time to time, upon demand by the Bank, pay to the Bank additional amounts sufficient to compensate the Bank for such loss or increased cost. A certificate as to the amount of such loss or increase cost, submitted to the undersigned by the Bank, shall be conclusive evidence, absent manifest error, of the correctness of such amount.

MANNER OF PAYMENT
-----------------

     Subject to the provisions of the Loan Agreement, including without limitation Section 3.6 thereof, the Principal Sum shall be due and payable on April 30, 2001, and at maturity, whether by acceleration or otherwise. Accrued interest shall be payable monthly, beginning on November 15, 1999, and continuing on the 15th day of each month thereafter, and at maturity, whether by acceleration or otherwise.

LATE CHARGE
-----------

     Any installment or other payment not made within 10 days of the date such payment or installment is due shall be subject to a late charge equal to 5% of the amount of the installment or payment.

SECURITY
--------

     This Note is secured by the security interests, assignments, and mortgages granted and/or referenced in the Loan Agreement.

DEFAULT
-------

     Upon the occurrence of any of the following events:

     (a) the undersigned fails to make any payment of interest or of the Principal Sum on or before the date such payment is due;

     (b)  an "Event of Default" under the Loan Agreement shall have occurred;

then the Bank may, at its option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. In the event the Bank shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agrees to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

GENERAL PROVISIONS
------------------

     The undersigned, and any indorser, surety, or guarantor, hereby severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, and consent that, without discharging any of them, the time of payment may be extended an unlimited number of times before or after maturity without notice. The Bank shall not be required to pursue any party hereto, including any guarantor, or to exercise any rights against any collateral herefor before exercising any other such rights.

     No waiver of any term or condition of this Note shall be effective unless in writing and signed by the party giving or granting the waiver. No amendment of any term or condition of this Note shall be effective unless in writing and signed by the undersigned and the Bank. No failure or delay on the part of the Bank in exercising any right, power or privilege under this Note, related loan documents or law, nor any course of dealing, shall operate as a waiver of any such right, power or privilege or preclude any other or further exercise thereof or of any other right, power or privilege.

     The undersigned agrees that, to the extent that the undersigned makes a payment or payments to the Bank, or the Bank receives any proceeds of collateral security, which payment or payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to any of the undersigned, its estate, trustee, receiver or any other party, including without limitation any guarantor, under any bankruptcy or insolvency law, or under any other state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligations under this Note, or the part thereof which has been paid, reduced or satisfied by such amount, shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

     The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

     The captions used herein are for reference only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio, without regard to the conflicts of law rules thereof.

WAIVER OF RIGHT TO TRIAL BY JURY
--------------------------------

     THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE UNDERSIGNED OR THE BANK WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE UNDERSIGNED HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE UNDERSIGNED OR THE BANK MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF THE RIGHT OF THE UNDERSIGNED TO TRIAL BY JURY.

WARRANT OF ATTORNEY
-------------------

     The undersigned authorizes any attorney at law to appear in any Court of Record in the State of Ohio or in any other state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against the undersigned in favor of the Bank for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution.

--------------------------------------------------------------------------------
WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
--------------------------------------------------------------------------------

                                      Borrower:

                                      PECO II, Inc.

                                      By:
                                         ---------------------------------
                                      Its:
                                          --------------------------------

                                      By:
                                         ---------------------------------
                                      Its:
                                          --------------------------------

                                   EXHIBIT B


                      SCHEDULE OF PERMITTED ENCUMBRANCES



                                                                                                          Maximum Amount
       Secured Party                                      Description of Items                             of Obligation
       -------------                                      --------------------                             -------------
General Electric Capital Corporation                   Copiers and Computers                                 $   20,000

First Federal Savings & Loan                      Mortgage on 1376 State Route 529,                          $1,000,000
                                                             Galion, Ohio

National City Leasing Corp.                         Office Equipment - Colorado                              $  350,000

IBM Credit Corporation                                        Computer                                       $  172,000

LCA Holding Corp.                                         Leased Equipment

The Huntington Leasing Co.                                Leased Equipment

                                   EXHIBIT C


                        SCHEDULE OF BUSINESS LOCATIONS



1376 State Route 529
Galion, Ohio 44833*

7060 Huntley Road
Columbus, Ohio

15 Pine Street
Nashua, New Hampshire

1706 E. Semoran Boulevard
Suite 103
Apopka, Florida 32703

10730 East Bethany Drive
Suite 309
Aurora, Colorado 80014

4811 S. 76/th/ Street
Suite 402
Greendale, Wisconsin 53220

* Chief Executive Office

                                 Schedule 5.1

                   Conditions Precedent to Initial Advances


1. Execution and delivery to the Bank of $10,000,000.00 Amended and Restated Revolving Note in the form of Exhibit A-1 attached hereto

2. Execution and delivery to the Bank of $5,000,000.00 Capex Note in the form of Exhibit A-3 attached hereto

3. Execution and delivery to the Bank of $5,000,000.00 Draw Note in the form of Exhibit A-4 attached hereto.

4. Execution and delivery to the Bank of Open-End Mortgage, Assignments of Rents and Security Agreement - Fourth Amendment (Crawford County)

5. Execution and delivery to the Bank of Open-End Mortgage, Assignment of Rents and Security Agreement - Third Modification Agreement (Franklin County)

6. Execution and delivery to Bank of certified copy of resolutions of Board of Directors of Borrower

7.   Execution and delivery to Bank of Closing Certificate of Secretary

8.   Execution and delivery to Bank of UCC-1 Financing Statements

9. Execution and delivery to the Bank by Apex Telecommunications, Inc. of Hypothecation Security Agreement

                                 SCHEDULE 6.6

            Schedule of Litigation and Pending or Threatened Claims



                                     None

                                 SCHEDULE 6.14

                       Schedule of Intellectual Property



                              ISSUED U.S. PATENTS
                              -------------------



Patent No.     Serial No         Issuance Date                      Title
----------     ---------         -------------                      -----
5,777,454      08/654,835        July 7, 1998        Back-up, Battery Management System for a DC Power
                                                     Supply

5,886,503       08/78,914       March 23, 1999       Back-up, Battery Management Apparatus for
                                                     Changing and Testing Individual Battery Cells in
                                                     a string of Battery Cells

5,933,338       09/49,874       August 3, 1999       Dual coupled Current Doubler Rectification Circuit



                       PENDING U.S. PATENT APPLICATIONS
                       --------------------------------


Serial No.       Filing Date       Inventors                         Title
----------       -----------       ---------                         -----
09/013,132       01/26/98                            A Transfer Coupled FET Drive Circuit
                                                     (1.5KVA)

                                 SCHEDULE 7.7

                      Schedule of Contingent Obligations


                                     None